                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|_| Preliminary proxy statement
|_| Confidential, for Use of the Commission only (as permitted by
    Rule 14a-6(e)(2))
|X| Definitive proxy statement
|_| Definitive additional materials
|_| Soliciting material pursuant to ss.240.14a-12


                     Northeast Pennsylvania Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
                             N/A
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transactions applies:
                             N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
                             N/A
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
                             N/A
--------------------------------------------------------------------------------
(5) Total fee paid:
                             N/A
--------------------------------------------------------------------------------
|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
                             N/A
--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
                             N/A
--------------------------------------------------------------------------------
(3) Filing Party:
                             N/A
--------------------------------------------------------------------------------
(4) Date Filed:
                             N/A
--------------------------------------------------------------------------------

             [Letterhead of Northeast Pennsylvania Financial Corp.]

                                                 January 15, 2004



Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Northeast Pennsylvania Financial Corp. The meeting will be held at Genetti's Best Western Motor Lodge, Route 309 North, Hazleton, Pennsylvania on Thursday, February 19, 2004 at 11:00 a.m., local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Immediately following the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of KPMG LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                       Sincerely,



             /s/ Thomas M. Petro                           /s/ Thomas L. Kennedy
             -------------------                           ---------------------
             Thomas M. Petro                               Thomas L. Kennedy
             President and Chief Executive Officer         Chairman of the Board

                     Northeast Pennsylvania Financial Corp.
                               12 E. Broad Street
                          Hazleton, Pennsylvania 18201
                                 (570) 459-3700

--------------------------------------------------------------------------------

                    Notice of Annual Meeting of Stockholders

--------------------------------------------------------------------------------


         On Thursday, February 19, 2004, Northeast Pennsylvania Financial Corp. will hold its annual meeting of stockholders at Genetti's Best Western Motor Lodge, Route 309 North, Hazleton, Pennsylvania. The meeting will begin at 11:00 a.m., local time. At the meeting, stockholders will consider and act on the following:

         1. The election of three directors to serve for terms of three years and one director to serve for a term of two years;

         2. The approval of the Northeast Pennsylvania Financial Corp. 2004 Stock Plan;

         3. The ratification of the appointment of KPMG LLP as the independent auditors for the Company for the fiscal year ending September 30, 2004; and

         4. The transaction of any other business that may properly come before the meeting.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         The stockholders of record at the close of business on December 29, 2003 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

         Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.



                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Jerry D. Holbrook
                                          ---------------------
                                          Jerry D. Holbrook
                                          Corporate Secretary


Hazleton, Pennsylvania
January 15, 2004


IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                     Northeast Pennsylvania Financial Corp.
                       __________________________________

                                 Proxy Statement
                       __________________________________

         This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Northeast Pennsylvania Financial Corp. to be used at its 2004 annual meeting of stockholders. We refer to Northeast Pennsylvania Financial Corp. as the "Company" or "we," "our" or "us." The Company is the holding company for First Federal Bank ("First Federal" or the "Bank"), Higgins Insurance Associates, Inc. ("Higgins"), Abstractors, Inc. and Northeast Pennsylvania Trust Co. The annual meeting will be held at Genetti's Best Western Motor Lodge, Route 309 North, Hazleton, Pennsylvania on Thursday, February 19, 2004 at 11:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about January 15, 2004.

                           Voting and Proxy Procedure

Who Can Vote at the Meeting

         You are entitled to vote your shares of our common stock at the annual meeting if our records show that you held your shares as of the close of business on December 29, 2003. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker on how to vote. Your broker or nominee has enclosed a voting instruction card for you to use in directing it on how to vote your shares.

         As of the close of business on December 29, 2003, 4,176,593 shares of our common stock were outstanding. Each share of common stock has one vote. As provided in our Certificate of Incorporation, a record owner of the common stock which is beneficially owned, either directly or indirectly, by a person who beneficially owns in excess of 10% of our outstanding shares, is not entitled to vote any shares in excess of that 10% limit.

Attending the Meeting

         If you are a stockholder as of the close of business on December 29, 2003, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of common stock held in street name in person at the meeting, you will have to obtain a written proxy or authorization in your name from the broker, bank or other nominee who holds your shares.

Vote Required

         A majority of the outstanding shares of common stock entitled to vote is required to be represented at the annual meeting to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when shares held by a broker, bank or other nominee holding shares for a beneficial owner are represented at the meeting but are not voted on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast for the election of directors. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

         In voting to approve the Northeast Pennsylvania Financial Corp. 2004 Stock Plan and ratification of the appointment of KPMG LLP as the independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To be approved, these matters require the affirmative vote of a majority of the votes cast. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting.

Voting by Proxy

         This proxy statement is being sent to you on behalf of our Board of Directors for the purpose of requesting that you allow your shares of common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of our common stock represented at the meeting by properly executed proxies solicited by the Board of Directors will be voted according to the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by our Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees, "FOR" adoption of the Northeast Pennsylvania Financial Corp. 2004 Stock Plan and "FOR" ratification of KPMG LLP as the independent auditors.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise our Corporate Secretary in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

         If your common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet and, if so, will provide you instructions how to do so. If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominee, you must contact your broker or bank.

Participants in First Federal's ESOP or 401(k) Plan

         If you participate in the First Federal Bank Employee Stock Ownership Plan (the "ESOP") or if you hold shares through the First Federal Bank Employees' Savings and Profit Sharing Plan (the "401(k) Plan"), you will receive a vote authorization form for each plan in which you participate that will reflect all shares that you may direct the trustees to vote on your behalf under the plan. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of the trustee's fiduciary duties. Under the terms of the 401(k) Plan, you are entitled to direct the trustee on how to vote the shares in the Northeast Pennsylvania Financial Corp. Stock Fund credited to your account. The trustee will vote all shares for which it does not receive timely instructions in the same proportion as the instructions the trustee receives from participants. The deadline for returning your voting instructions to each plan's trustee is February 11, 2004.

                              Corporate Governance

General

         The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company's operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts corporate governance policies and practices for the Company.

Code of Conduct

         The Company has adopted a Code of Conduct that is designed to promote the highest standards of ethical conduct by the Company's directors, executive officers and employees. The Code of Conduct requires that the Company's directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. Under the terms of the Code of Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct. In addition, the Company has adopted a Code of Ethics for Financial Professionals.

         As a mechanism to encourage compliance with the Code of Conduct and Code of Ethics for Financial Professionals, the Company has established procedures to receive, retain and address complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Conduct.

                       Proposal 1 -- Election of Directors

         The Board is divided into three classes with three-year staggered terms, with one class of the directors elected each year. Three directors will be elected at the annual meeting to serve in the class whose terms expire at that meeting. Those directors will serve for a three-year term and until their respective successors have been elected and qualified. The nominees for election to that class are George J. Hayden, Thomas L. Kennedy and Thomas M. Petro. Mr. Hayden is currently a member of the Board of Directors of the Bank and is being nominated to replace William R. Davidson, who is retiring from the Board of Directors at the annual meeting. Mr. Kennedy currently is Chairman of the Board of Directors. Mr. Petro currently is a member of the Board of Directors and President and Chief Executive Officer of the Company and the Bank. Mr. Petro was appointed to the Board and as President and Chief Executive Officer on September 13, 2003 upon the resignation of E. Lee Beard from those positions.

         In addition, Paul L. Conard has elected to retire from the Board effective at the annual meeting. Upon Mr. Conard's retirement, the Board will have nine members. To preserve the division of directors into three equal classes, the Board is nominating Barbara M. Ecker to serve in the class of directors whose term will expire in two years and until her successor is elected and qualified. Ms. Ecker is a member of the Board of Directors who currently serves in the class whose term expires at the 2005 annual meeting of stockholders.

         All of the current directors and the nominee are independent under the recently amended listing standards of the Nasdaq Stock Market, Inc., except for Messrs. Kennedy, Petro and Joseph P. Schlitzer, each of whom is an employee of the Company and/or its subsidiaries.

         It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares represented by the proxy card to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

         The Board of Directors recommends a vote "FOR" the election of all of the nominees.

         Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each nominee's biography is as of September 30, 2003. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of the Bank.

                       Nominees for Election as Directors

         The nominees standing for election for terms ending in 2007 are:

         George J. Hayden. Mr. Hayden is President of George J. Hayden, Inc., an electrical contracting firm, and President of several fast food restaurants. Age
66. Mr. Hayden has been a director of the Bank since 2000.

         Thomas L. Kennedy. Mr. Kennedy has been a practicing attorney for over 30 years. He is the President of the law firm of Kennedy & Lucadamo, P.C. Mr. Kennedy serves as Chairman of the Board and General Counsel of the Company and the Bank. Age 59. Director since 1986.

         Thomas M. Petro. Mr. Petro served as Executive Vice President of the Company and the Bank from June 2003 before being named President and Chief Executive Officer of the Company and the Bank on September 13, 2003. Prior to joining the Company, Mr. Petro was a principal with S.R. Snodgrass, LLC, a public accounting and consulting firm, located in Wexford, Pennsylvania, from June 2002 to May 2003. Mr. Petro also served as Executive Vice President of The Bryn Mawr Trust Company and President of the Bryn Mawr Brokerage Company, both of which are located in Bryn Mawr, Pennsylvania, from 1990 to 2001. Age 45. Director since 2003.

         The nominee standing for election for a term ending in 2006 is:

         Barbara M. Ecker. Ms. Ecker was a certified public accountant with the Greater Hazleton Health Alliance from 1993 until her retirement in April 2003. Ms. Ecker also holds an MBA in Finance and has taught banking and finance at local universities. Age 62. Director since 1987.

                         Directors Continuing in Office

         The following directors have terms ending in 2005:

         R. Peter Haentjens, Jr. Mr. Haentjens is President of Weir Hazleton, Inc., a manufacturing company located in Hazleton, Pennsylvania. Age 58. Director since 1981.

         Joseph P. Schlitzer. Mr. Schlitzer has been President of Higgins since 1976. He has also served as Treasurer of Pinebrook-Higgins Realty since 2001. Mr Schlitzer was also President of CBHA, Inc., a real estate company, from 1976 to 2001. Mr. Schlitzer also served on the Board of Directors of Heritage Bancorp, Inc. and its successor Main Street Bancorp, Inc. from 1995 to 2000. Mr. Schlitzer was appointed as a director of the Company on November 28, 2000 in connection with the Company's acquisition of Higgins. Age 51.

         William J. Spear. Mr. Spear is the President of Hazle Drugs, Inc., a retail pharmacy located in Hazleton, Pennsylvania. Age 67. Director since 1981.

         The following directors have terms ending in 2006:

         The Honorable John P. Lavelle. Judge Lavelle served as the President Judge for the Court of Common Pleas of Carbon County, Pennsylvania from 1978 until his retirement in February 2001. Age 72. Director since 1972.

         Michael J. Leib. Mr. Leib is the President of Weatherly Casting & Machine Company, located in Weatherly, Pennsylvania. Mr. Leib served as the President of WCM, International Inc., a foreign sales corporation for exported cast products located in Weatherly, Pennsylvania from February 1992 until August 2002. Age 55. Director since 1989.

Meetings and Committees of the Board of Directors

         During the fiscal year ended September 30, 2003, the Board of Directors held ten meetings. No director attended fewer than 75% of the total meetings of the Board and committees on which such person served during this period.

         The Audit Committee, which as of November 6, 2003, consisted of Ms. Ecker and Messrs. Haentjens, Lavelle and Spear, selects the auditors, reviews the auditors' independence, their annual audit and management's actions regarding the implementation of audit findings and compliance with all relevant laws and regulations. The Board of Directors has determined that: (1) each Audit Committee member is independent in accordance with the recently amended Audit Committee listing standards of the Nasdaq Stock Market, Inc. and applicable Securities and Exchange Commission regulations; and (2) that Barbara M. Ecker is an "audit committee financial expert." The Audit Committee met six times in fiscal 2003.

         The Nominating and Governance Committee, which as of November 6, 2003, consisted of Messrs. Haentjens, Spear and Ms. Ecker, reviews the corporate governance policies and guidelines applicable to the Company and monitors compliance with these policies and guidelines. In addition, the Nominating and Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. It leads the Board in its annual review of the Board's performance and recommends to the Board director candidates for each committee for appointment by the Board. This committee met on November 6, 2003 to recommend nominees for election as directors at this annual meeting. Each member of the Nominating and Governance Committee is independent in accordance with the listing standards of the Nasdaq Stock Market. The Nominating and Governance Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this proxy statement. For the procedures of the Nominating and Governance Committee, see "Nominating and Governance Committee Procedures."

         The Compensation Committee of the Company, which as of November 6, 2003, consisted of Messrs. Lavelle, Leib and Spear, is responsible for all matters regarding compensation and fringe benefits for executive officers of the Company. The Compensation Committee of the Company met one time in fiscal 2003.

         In addition, the Board of Directors encourages directors to attend the annual meeting of stockholders. All directors attended the 2003 annual meeting of stockholders.

Directors' Compensation

         All non-employee directors are paid an annual retainer of $4,000 and $400 for each Company Board meeting attended. All non-employee directors are also directors of the Bank and as Bank directors are also paid an annual retainer of $10,500 and $400 for each Bank Board meeting attended. All non-employee directors of the Bank and the Company also receive $325 for each committee meeting attended. For the 2003 fiscal year, employee directors of the Company and its subsidiaries received an annual retainer and board meeting fees, but not committee meeting fees. For the 2004 fiscal year, employee directors will no longer receive annual retainer or meeting fees and, pending stockholder approval of the Northeast Pennsylvania Financial Corp. 2004 Stock Plan, non-employee directors will receive their board retainer in stock options and shares of restricted stock in lieu of cash.

         Proposal 2 -- Approval of the Northeast Pennsylvania Financial
                              Corp. 2004 Stock Plan

         The Board of Directors has adopted, subject to stockholder approval, the Northeast Pennsylvania Financial Corp. 2004 Stock Plan (the "2004 Stock Plan" or the "Plan"). The Board of Directors believes that approval of the 2004 Stock Plan will advance the interests of the Company by providing eligible participants the opportunity to receive a broad variety of equity-based awards.

         The Company is implementing a new compensation program for its executives for its 2004 and subsequent fiscal years. The overall goal of this compensation program is to increase stockholder value, and it was adopted after consultation with Gough Management Co. ("Gough"), an executive compensation consultant. See the "Report of the Compensation Committee." The proposed 2004 Stock Plan is a critical component of this new compensation program. The opportunity to receive the stock- based compensation, which the 2004 Stock Plan will make available, is an important vehicle to attract new talent to strategically important positions, as well as retain and motivate our current executive personnel. This ability to attract, retain and motivate our executives is critical to achieving the operating performance goals we are setting for ourselves.

         The new compensation program contemplates, among its features, annual stock-based incentive awards of options and restricted stock. These awards will encourage key employees to remain with the Company and to manage the Company with a view toward maximizing long-term stockholder value through their vesting periods and the fact that the benefit of option grants can only be realized with an appreciation in the price of the Company's common stock.

         The existing 1998 Stock-Based Incentive Plan and the 2000 Stock Option Plan do not have a sufficient number of shares available to meet the developed guideline levels of stock option and restricted stock awards under the new compensation program. The Board of Directors is requesting stockholder approval of the 2004 Stock Plan to enable the Compensation Committee to fully implement the new compensation program. The 2004 Stock Plan also provides for the grant of restricted stock and stock options to non-employee directors in lieu of cash retainer fees.

         As of December 29, 2003, 26,072 shares remain available for grant under the 1998 Stock-Based Incentive Plan and 29,552 under the 2000 Stock Option Plan. These shares will continue to be available for grant regardless of whether stockholders approve or disapprove the 2004 Stock Plan.

         The 2004 Stock Plan provides for the issuance of up to 205,000 shares of common stock, of which 185,000 shares will be reserved for employee stock options and awards of restricted stock to employees and 20,000 shares will be reserved for stock options and awards of restricted stock to non-employee directors. The maximum number of shares that can be used for awards of restricted stock to employees is 100,000 shares. We estimate that adoption of the 2004 Stock Plan will meet our stock-based compensation needs for at least the next two years.

         The maximum annual grant of options and awards that can be made to any one individual is 1.5% of the total outstanding shares of common stock at the time of grant or award. The exercise price of all options granted will be at least the closing price of the common stock on the Nasdaq Stock Market, or other applicable market, on the date of the grant. No option or award may be granted under the 2004 Stock Plan after ten years from the date the Plan is approved by stockholders, but options previously granted may extend beyond such date until ten years from their date of grant.

Summary of the 2004 Stock Plan

         The following summary description of the 2004 Stock Plan is qualified in its entirety by reference to the full text of the 2004 Stock Plan, a copy of which is attached to this proxy statement as Appendix B.

         Employee Stock Option Program. Under the employee stock option portion of the 2004 Stock Plan participants may receive either incentive stock options or non-qualified stock options. Under the Internal Revenue Code, the option price per share for incentive stock options must be at least equal to the fair market value of the common stock on the date of grant. The Internal Revenue Code does not have a similar requirement regarding the option price per share for non-qualified stock options, which can be set at any price. The Plan, however, provides that all options must be granted at no less than their fair market value on the date of grant.

         The exercise period for incentive stock options cannot be more than ten years from the date of grant, while the exercise period for non-qualified stock options may be set by the Committee. Unless specifically permitted, stock options are not transferable, except by will or the laws of descent and distribution, and they may not be subject to any lien or liability. A one-time reload option, granted only for a stock-for-stock exercise of the original option, may also be granted at the time of the grant of non-qualified stock options. This reload option would be equal to the number of shares which the option holder uses to exercise the original option. The exercise period for the reload option would be for a period equal to the remaining exercise period of the original option. The Company may also require a participant to pay or otherwise satisfy applicable withholding for income and employment taxes. The Compensation Committee may prescribe additional rules governing the exercise of stock options and may accelerate their exercisability, subject to certain restrictions imposed under the Internal Revenue Code.

         If a participant's employment is terminated due to death, disability or retirement, incentive stock options granted to the participant will remain exercisable for the maximum period allowable under the Internal Revenue Code, and non-qualified stock options will remain exercisable the lesser of the remainder of the option term or five years. If a participant's employment is terminated for any reason other than death, disability or retirement, all stock options granted under the 2004 Stock Plan will be canceled immediately; provided, however, that if the Company terminates a participant for reasons other than misconduct or misfeasance, the participant may be granted 30 days to exercise any stock options. Additionally, if termination of employment is attributable to a "Change in Control" (as defined in the 2004 Stock Plan), any stock options previously granted will continue for their term, and will immediately vest, except (and to the extent) other provisions for termination or acceleration in the event of a change in control are specified by the Committee. An award may be rescinded following a participant's termination of employment upon a finding that the participant has directly or indirectly competed with the Company or has engaged in any activity otherwise adverse to or not in the best interests of the Company.

         Employee Restricted Stock Program. The terms of each award of shares of restricted stock will be determined by the Committee, including (1) any service period to be completed by the participant or the performance objectives to be achieved by the Company prior to the shares vesting, (2) the number of installments in which the shares are to vest, (3) the interval to lapse between each installment, and (4) the effect death, disability or any other event designated by the Committee is to have on the vesting schedule, including any provision for the acceleration of vesting in the event of a change in control.

         A participant in the Restricted Stock Program will have full stockholder rights with respect to the issued shares, including the right to vote such shares and receive all cash dividends paid on such shares, whether or not such shares are vested. Any new, additional or different securities, however, to which the participant may become entitled with respect to the issued shares by reason of (1) any stock dividend, stock split, reclassification, recapitalization or other similar transaction affecting such shares, or (2) a corporate transaction will be subject to the same vesting schedule and escrow requirements applicable to those issued shares. Unvested shares held under the Restricted Stock Program may not be sold, transferred or assigned, except for certain permitted transfers to the participant's spouse or issue or transfers effected upon the participant's death.

         Director Stock Program. Each non-employee director will be awarded annually, on the day after the annual meeting of stockholders, at least 500 shares of restricted stock and non-qualified stock options to purchase at least 500 shares of common stock in lieu of cash retainer fees. The number of shares of restricted stock and options to purchase common stock for a director may be increased by the Board, but cannot exceed 1,000 shares annually. The Board may prescribe the timing of the exercise of the director stock options, including any provision for acceleration of any vesting periods upon a change in control or otherwise. The restricted stock shares will vest one year after the date of grant unless the Board, prior to the grant date, extends that vesting period or makes vesting contingent on performance sales. The Board may also provide that unvested shares would immediately vest in the event of a change in control. The option price per share for shares subject to options granted under the Director Stock Program will be equal to the fair market value of the common stock on the date of grant. The non-qualified stock options may not be exercised until six months after the date of grant, and then will remain exercisable until ten years from the date of grant. The non-qualified stock options are not transferable, except to family members, by will or the laws of descent or distribution, and they may not be subject to any lien or liability. If a director is removed for cause, all non-qualified stock options and restricted stock previously granted will be canceled and forfeited immediately. If a director's service as a director terminates for any reason other than for cause prior to the termination date set forth in an Award Agreement, all restricted stock shares that have not vested will be forfeited and non-qualified stock options previously granted will remain exercisable for the lesser of the remainder of their term or five years.

Administration of the 2004 Stock Plan

         Discretionary Programs. The Employee Stock Option Program and the Employee Restricted Stock Program portions of the 2004 Stock Plan (collectively, the "Discretionary Programs") will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee is required to be comprised solely of persons who qualify both as "outside directors" (within the meaning of Internal Revenue Code Section 162(m)) and "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the Exchange Act).

         The Compensation Committee has authority to interpret the 2004 Stock Plan, determine eligibility for the grant of awards, determine, modify or waive the terms and conditions of any award, including change in control provisions, and otherwise do all things necessary to carry out the purposes of the 2004 Stock Plan. All awards are subject to the approval of the non-employee directors of the Board.

         Directors Stock Program. The Directors Stock Program is generally a self-executing restricted stock and stock option program and is administered by the Secretary of the Company, except for provisions specified by the Board of Directors.

Eligibility

         In general, the Compensation Committee will recommend, and then non-employee directors of the Board will select, the participants for the Discretionary Programs. Participants may include any employee, particularly key employees of the Company who are in a position to make a significant contribution to the success of the Company.

Payment and Tax Withholding

         The full purchase price of any stock option may be paid upon exercise either in (1) immediately available funds, (2) shares of common stock having an aggregate fair market value equal to the full purchase price, (3) a combination of (1) and (2), or (4) by use of a cashless exercise procedure.

Changes in Capitalization

         If the outstanding shares of our common stock are increased or decreased as a result of stock dividends, stock splits, recapitalizations, reorganizations or other changes in corporate structure effected without the receipt of consideration, or if our common stock is converted into other shares or securities of our or any other corporation in connection with a corporate transaction, then appropriate adjustments will be made to the class and/or number of shares available for subsequent issuance under the 2004 Stock Plan and, at the Compensation Committee's discretion, the number shares of common stock subject to outstanding stock options and the option price per share applicable to such stock options.

Change in Control

         Options and restricted stock granted under the 2004 Stock Plan that have vesting periods may be granted under terms that accelerate those vesting periods in the event of a change in control. To the extent not otherwise provided, if an employee's employment is terminated because of a change in control, all outstanding stock options will immediately vest in full. The acceleration of the vesting of shares of restricted stock and stock options could have the effect of discouraging a change in control of the Company an in management even though such change in control could be favored by a majority of stockholders.

Amendment and Termination

         The Board of Directors may at any time amend, suspend or terminate the 2004 Stock Plan, in whole or part, provided such action does not adversely affect the rights of participants with respect to outstanding options or shares of restricted stock. No material modification to the 2004 Stock Plan, however, may be made without stockholder approval.

         Unless sooner terminated by Board action, the 2004 Stock Plan will terminate upon the earlier of ten years after adoption or the first date when all the shares of our common stock available for issuance thereunder, or options therefor, have been issued.

Certain Federal Income Tax Consequences

         The following discussion summarizes certain federal income tax consequences of the issuance and exercise of stock options and restricted stock awarded under the 2004 Stock Plan. The summary does not address all federal tax consequences, nor does it cover state or local tax consequences.

         Options. In general, a participant realizes no taxable income on either the grant or the vesting of a stock option. The exercise of a non-qualified stock option results in ordinary income (generally subject to withholding, if the participant is an employee) equal to the difference between the value of the common stock purchased and the option exercise price. A corresponding deduction is available to the Company. In general, the ordinary income associated with the exercise is measured and taken into account at the time of exercise. Any subsequent sale of common stock purchased under a non-qualified stock option may result in a capital gain or loss.

         The exercise of an incentive stock option does not produce ordinary taxable income. However, because the exercise of an incentive stock option triggers "alternative minimum taxable income" (measured and taken into account, in general, at the time of exercise), exercise of an incentive stock option may result in an alternative minimum tax liability. In addition, shares purchased under an incentive stock option are subject to special tax holding rules. If a participant holds shares acquired through the exercise of an incentive stock option for at least two years from the date of the grant and at least one year after exercise, any gain or loss recognized for tax purposes upon a subsequent sale of the shares will be a long-term capital gain or loss. A disposition prior to the completion of such holding periods (a "disqualifying disposition") results in ordinary compensation income in the year of the disposition equal, in general, to the difference between the value of the common stock purchased and the option exercise price at the time the option was exercised. The ordinary income realized upon a disqualifying disposition of an incentive stock option is deductible by the Company but is not subject to withholding. Any additional gain recognized for tax purposes in a disqualifying disposition will be taxed as short-term or long-term capital gain.

         An incentive stock option that is exercised by the participant more than three months following termination of employment (one year, if termination occurred by reason of total and permanent disability) is treated for tax purposes as a non-qualified stock option. Incentive stock options granted to a participant under the 2004 Stock Plan (together with incentive stock options granted to the participant after 1986 under any other plans of the Company) are also treated as non-qualified stock options to the extent that, in the aggregate, they first become exercisable in any calendar year for shares of common stock having a fair market value (determined at time of grant) in excess of $100,000.

         Under the "golden parachute" provisions of the Internal Revenue Code, certain awards vested or paid in connection with a change in control of the Company may also be non-deductible to the Company and may be subject to an additional 20% federal excise tax. Non-deductible "parachute payments" will generally reduce the $1.0 million limit on deductible compensation under Internal Revenue Code Section 162(m), to the extent such limit is applicable to remuneration paid under the 2004 Stock Plan or otherwise.

         Restricted Stock. To the extent a participant is issued vested shares, the participant must report as ordinary income in the year of issuance an amount equal to the excess of the fair market value of those vested shares on the date of issue over the aggregate purchase price paid for such shares. To the extent the issued shares are unvested, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, for the taxable year in which the participant's interest in the issued shares becomes vested, an amount equal to the excess of the fair market value of the shares on the date they become vested over the aggregate purchase price paid for such shares. The participant, however, may elect under Internal Revenue Code
Section 83(b) to include as ordinary income in the taxable year of issuance an amount equal to the excess of the fair market value of the unvested shares on the date of issue over the aggregate purchase price paid for such shares. If the
Section 83(b) election is made, the participant will not recognize any additional income as and when such participant's interest in the shares subsequently vests.

         The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the participant in connection with the acquisition of the shares and any note forgiveness. The deduction will be allowed for the taxable year of the Company in which the ordinary income is recognized by the participant.

         Deductibility of Performance Awards. If the 2004 Stock Plan is approved by the stockholders, certain payments to executive officers under the 2004 Stock Plan will be eligible for treatment as "performance-based" compensation under Internal Revenue Code Section 162(m). The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock options or exercises of non-qualified stock options granted with an exercise price equal to the fair market value of the option shares at the time of grant will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1.0 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Internal Revenue Code Section 162(m).

New Plan Benefits

         The Company anticipates that options and shares of restricted stock will be granted to non-employee directors and employees of the Company and the Bank after the effective date of the 2004 Stock Plan, as deemed appropriate. It is not currently possible to determine the benefits or amounts that may be received by the future participants of the 2004 Stock Plan. However, on the day after the annual meeting of stockholders and annually thereafter, each non-employee director will be awarded a non-qualified stock option to purchase at least 500 shares of common stock and at least 500 shares of restricted stock in lieu of a cash retainer.

Equity Compensation Plan Information

         The following table sets forth information about Company common stock that may be issued upon exercise of options, warrants and rights under all of the Company's equity compensation plans as of September 30, 2003. The Company does not maintain any equity compensation plans that have not been approved by stockholders.

                               Number of securities                                  Number of securities remaining
                                to be issued upon            Weighted-average         available for future issuance
                             exercise of outstanding        exercise price of        under equity compensation plans
                              options, warrants and        outstanding options,     (excluding securities reflected in
                                      rights               warrants and rights                 column (a))
      Plan category                    (a)                         (b)                             (c)
--------------------------  --------------------------  --------------------------  ---------------------------------
Equity compensation
plans approved by
security holders                     680,711                      $12.44                         61,554

Total                                680,711                      $12.44                         61,554

         The Board of Directors recommends a vote "FOR" the approval of the Northeast Pennsylvania Financial Corp. 2004 Stock Plan.

               Proposal 3 -- Ratification of Independent Auditors

         The Board of Directors has appointed KPMG LLP to be its auditors for the 2004 fiscal year, subject to ratification by stockholders. A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

         If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public auditors will be considered by the Board of Directors. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of KPMG LLP as independent auditors.

         The following table sets forth the fees billed to the Company for the fiscal year ending September 30, 2003 by KPMG LLP:

Audit fees, excluding audit related fees.....................      $325,173
Financial information systems design and implementation......            --
All other fees:
     Audit related fees (1)..................................      $157,687
     Other non-audit fees (2)................................        46,636
                                                                   --------
Total all other fees.........................................      $204,323
                                                                   ========
----------
(1) Audit related fees consists primarily of discussion and research of accounting issues, due diligence assistance, review of securities filings, issuance of consents and audits of financial statements of employee benefit plans.
(2)  Other non-audit related fees consisted of tax-related services.

                             Audit Committee Report

         The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in its oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company. Additionally, the Audit Committee is responsible for the selection, appointment, compensation and oversight of the independent auditors engaged to prepare or issue audit reports on the financial statements of the Company. The Audit Committee is comprised of four directors, each of whom is independent under the Nasdaq Stock Market, Inc.'s listing standards. The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. The specific responsibilities in carrying out the Audit Committee's oversight role are described in the Audit Committee Charter, a copy of which is attached as Appendix C.

         The Audit Committee's responsibility is to monitor and review the Company's financial reporting process, including its system of internal controls and the preparation of consolidated financial statements. It is not the duty or the responsibility of the Audit Committee to conduct auditing or accounting reviews. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

         The Audit Committee relies on the expertise and knowledge of management, the internal audit function and the independent auditors in carrying out its oversight responsibilities. The Audit Committee reviewed and discussed the annual financial statements with management. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the auditors concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the auditors the contents of such materials, the auditors' independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended September 30, 2003 for filing with the Securities and Exchange Commission.


              Barbara M. Ecker (Chair)             John P. Lavelle
              R. Peter Haentjens, Jr.              William J. Spear

                             Executive Compensation

Summary Compensation Table

         The following information is furnished for each person who served as chief executive officer and the four other highest paid executive officers of the Company and its subsidiaries who received salary, commissions and bonus of $100,000 or more during the fiscal year ended September 30, 2003.

                                                                                            Long-Term Compensation
                                                                                           -------------------------
                                                           Annual Compensation                      Awards
                                                     -----------------------------------   -------------------------
                                                                               Other                      Securities
                                                                               Annual      Restricted     Underlying    All Other
                                                                            Compensation  Stock Awards   Options/SARs Compensation
Name and Principal Positions                  Year   Salary($)(1)  Bonus($)    ($)(2)        ($)(3)         (#)           (4)
-----------------------------------------     -----  -----------  ---------   ---------    -----------   -----------   -----------
Thomas M. Petro.............................  2003     $  49,808    $    --    $    --        $45,150        30,000      $    --
   President and Chief Executive Officer (5)

Thomas L. Kennedy...........................  2003      $154,143    $    --    $    --     $       --         3,000      $ 64,750
   Chairman of the Board                      2002       162,168         --         --             --         2,650        37,089
                                              2001       159,382         --         --             --            --        35,565

Joseph P. Schlitzer ........................  2003    $297,301(7)   $    --    $    --     $       --            --      $ 27,360
   President of Higgins (6)                   2002       313,900         --         --             --            --        26,303
                                              2001       285,937         --         --             --        39,360         6,339

E. Lee Beard................................  2003      $227,796    $    --    $    --     $       --         4,500      $908,285(9)
   Former President and Chief Executive       2002       240,462         --         --             --         4,100        50,241
   Officer (8)                                2001       236,816         --         --             --            --        56,533

----------
(1)  Includes directors' fees for Ms. Beard and Messrs. Kennedy and Schlitzer.
(2) Does not include the aggregate amount of perquisites and other personal benefits, which was less than 10% of the total annual salary and bonus reported.
(3) Reflects 3,000 shares of restricted stock granted under the Northeast Pennsylvania Financial Corp. 1998 Stock-Based Incentive Plan to Mr. Petro. The dollar amount set forth in the table represents the market value of the shares on the date of grant. The restricted stock awards vested on December 16, 2003. When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon. The number and value of all unvested shares of restricted stock held by the Northeast Pennsylvania Financial Corp. 1998 Stock-Based Incentive Plan which were allocated to each named executive officer as of September 30, 2003 is as follows:


                                       Number of                Value of
                                    Unvested Shares          Unvested Shares
                                -----------------------   ---------------------

Mr. Petro......................          3,000                  $ 52,500
Mr. Kennedy....................          9,715                   170,013
Mr. Schlitzer..................             --                        --
Ms. Beard......................             --                        --


                                         (footnotes continued on following page)

(4) Details of the amounts reported in the All Other Compensation column for 2003 is provided in the table below.

Item                                                        Mr. Petro       Mr. Kennedy   Mr. Schlitzer    Ms. Beard
----                                                        ---------       -----------   -------------    ---------

Employer contribution to 401(k) plan...................      $      -         $  3,766      $  7,374       $  5,321

Market value of allocations under the employee
   stock ownership plan................................             -           19,374        19,374         19,374

Market value of amounts credited under the
   supplemental executive retirement plan..............             -            6,521             -         21,768

Imputed income under split-dollar life insurance
   policies............................................             -              181             -            197

Interest credited on deferred salary...................             -           34,908           612          2,030
                                                             --------          -------       -------        -------

         Total.........................................      $      -          $64,750       $27,360        $48,690
                                                             ========          =======       =======        =======

----------
(5) Mr. Petro became affiliated with the Company when he was named Executive Vice President and Chief Operating Officer on June 16, 2003. He was appointed President and Chief Executive Officer on September 13, 2003.
(6)  Mr. Schlitzer became affiliated with the Company on November 28, 2000.
(7) Includes $235,426, $263,900 and $224,398 in sales commissions for fiscal 2003, 2002 and 2001, respectively.
(8)  Ms. Beard resigned, effective September 13, 2003.
(9) Includes a cash payment of $859,595 paid to Ms. Beard in the fourth quarter of fiscal 2003 in satisfaction of existing contractual obligations of the Company and the Bank in connection with Ms. Beard's termination of employment.

Employment Agreements

         The Company and the Bank maintain an employment agreement with each of Mr. Petro and Mr. Kennedy and Higgins maintains an employment agreement with Mr. Schlitzer. The employment agreements are intended to ensure that the Company, the Bank and Higgins will be able to maintain a stable and competent management base. The continued success of the Company, the Bank and Higgins depends to a significant degree on the skills and competence of Messrs. Petro, Kennedy and Schlitzer.

         The Company and Bank employment agreements provide for twelve month terms for each executive, while the Higgins employment agreement provides for a four-year term. The terms of the employment agreements are renewable annually. The Company and Bank employment agreements provide for a base salary of $214,500 for Mr. Petro and $156,768 for Mr. Kennedy. In addition to the base salary, the Company and Bank employment agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to similarly-situated executive personnel. The Higgins employment agreement provides that Mr. Schlitzer will receive $50,000 in base salary plus sales commissions and other fringe benefits applicable to similarly-situated executive personnel.

         The employment agreements provide for termination for cause, as defined in the employment agreements, at any time. If the executive's employment is terminated for reasons other than for cause, or if the executive resigns after specified circumstances that would constitute constructive termination, the executive, or if the executive dies, his or her beneficiary, would be entitled to receive a severance payment. Under Mr. Petro's employment agreement, the payment would be equal to six months of base salary if the termination occurs during the first year of the agreement, one year of base salary if such termination occurs during the second year of the agreement and two years of base salary thereafter. Under Mr. Kennedy's agreement, the payment would be equal to two years of base salary. Mr. Schlitzer will receive an amount equal to the remaining payments due to him and the contributions that would have been made on his behalf to any employee benefit plans during the remaining term of the employment agreement. The Company and Bank employment agreements restrict each executive's right to compete against the Bank or the Company for one year from the date of termination of the agreement (six months in the case of Mr. Petro if he is terminated within the first year of the employment agreement) if his employment is terminated without cause, except if termination follows a change in control. The Higgins employment agreement restricts Mr. Schlitzer's right to compete with Higgins for two years from the expiration of the agreement.

         Under the Company and the Bank and Higgins employment agreements, if involuntary or, under certain circumstances, voluntary termination follows a change in control, the executive, or if the executive dies, his or her beneficiary would be entitled to a severance payment equal to the greater of:
(1) the payments due for the remaining term of the agreement; or (2) three times the average of the three (five in the case of Higgins) preceding taxable years' annual compensation. The executive's life, health, and disability coverage would also continue for sixty and thirty-six months under the Company and the Bank and Higgins employment agreements, respectively.

         All reasonable costs and legal fees paid or incurred by the executive pursuant to any dispute or question of interpretation relating to the Company and Bank employment agreements will be paid by the Company or the Bank, respectively, if the executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Company and Bank employment agreements also provide that the Company and the Bank shall indemnify the executive to the fullest extent allowable under Delaware and federal law, as applicable.

Retirement Plan

         The Bank participates in the Financial Institutions Retirement Fund (the "Retirement Plan") to provide retirement benefits for eligible employees. However, the accrual of benefits under the Retirement Plan was frozen as of October 1, 2003. Employees are generally eligible to participate in the Retirement Plan if they are 21 years old and have completed 12 consecutive months of employment with the Bank. Hourly paid employees are excluded from participating in the Retirement Plan. Benefits payable to a participant under the Retirement Plan are based on the participant's years of service and salary. The formula for normal retirement benefits payable annually under the Retirement Plan is 1% multiplied by years of benefit service multiplied by the participant's career average salary paid by the Bank. A participant may elect early retirement as early as age 45. However, such participant's normal retirement benefits will be reduced by an early retirement factor based on an age at early retirement. Participants generally become 100% vested in the accrued benefits under the Retirement Plan following the completion of five years of service with the Bank, when they turn 65, die or terminate employment due to a disability.

         The following table sets forth the estimated annual benefits payable upon retirement at age 65 for the period ended September 30, 2003.

                                                      Years of Benefit Service
  Career Average        -----------------------------------------------------------------------------------
   Compensation             15                 20               25                 30                35
------------------      ----------         ----------       -----------        ----------        ----------
    $ 75,000            $ 11,300            $ 15,000         $ 18,800           $ 22,500          $ 26,300
     100,000              15,000              20,000           25,000             30,000            35,000
     125,000              18,800              25,000           31,300             37,500            43,800
     150,000              22,500              30,000           37,500             45,000            52,500
     175,000              26,300              35,000           43,800             52,500            61,300
     200,000              30,000              40,000           50,000             60,000            70,000
     250,000              37,500              50,000           62,500             75,000            87,500
     300,000              45,000              60,000           75,000             90,000           105,000
     350,000              52,500              70,000           87,500            105,000           122,500

         The benefits listed in the foregoing table for the Retirement Plan are not subject to a deduction for Social Security benefits or any other offset amount. As of September 30, 2003, Ms. Beard and Mr. Kennedy had 9 years, 9 months and 4 years, 10 months of credited service, respectively. Messrs. Petro and Schlitzer are not participants in the Retirement Plan.

Supplemental Executive Retirement Plan

         The Bank maintains a non-qualified supplemental executive retirement plan (the "SERP") to provide certain officers of the Bank and its affiliates, including the Company, with additional retirement benefits. The SERP is intended to make up benefits lost under the ESOP when a participant retires prior to the complete repayment of the ESOP loan. When a participant retires, the benefits under the SERP are determined by: (1) projecting the number of shares that would have been allocated to the participant under the ESOP if they had been employed throughout the period of the ESOP loan (measured from the participant's first date of ESOP participation) and reducing such number by the number of shares actually allocated to the participant's account under the ESOP; and (2) multiplying such number of shares by the average fair market value of the Company common stock over the preceding five years. Benefits under the SERP vest in five equal annual installments commencing as of the date of a participant's participation in the SERP. The vested portion of the SERP participant's benefits are payable to the participant upon retirement (as defined in the ESOP) or to the participant's beneficiary if the participant dies. As of September 30, 2003, Mr. Kennedy and Ms. Beard were participants in the plan.

Option Grants in Last Fiscal Year

         The following table lists all options granted to the executive officers named in the Summary Compensation Table (the "Named Executive Officers") during fiscal 2003 and contains certain information about the potential value of those options based upon certain assumptions as to the appreciation of the Company's common stock over the life of the option.

                                                                                                 Potential Realizable
                                                                                                  Value at Assumed
                                                                                                   Annual Rate of
                                    Number of     % of Total                                         Stock Price
                                   Securities       Options                                        Appreciation for
                                   Underlying     Granted to     Exercise or                          Options(2)
                                 Options Granted  Employees in    Base Price     Expiration      --------------------
             Name                    (#)(1)       Fiscal Year     Per Share          Date           5%         10%
------------------------------  ----------------- ------------- ------------ -----------------   ---------  ---------
Thomas M. Petro...............        30,000         41.6%          $17.74   September 17, 2013   $334,698   $848,190

Thomas L. Kennedy.............         3,000           4.2           15.44     January 28, 2013     29,130     73,822

Joseph P. Schlitzer...........            --            --              --                   --         --         --

E. Lee Beard..................         4,500           6.2           15.44     January 28, 2013     43,696    110,733

----------
(1) The options granted to Mr. Petro will vest in three equal annual installments beginning on September 17, 2004. Half of the options granted to Mr. Kennedy vested on the date of grant and the remainder vest on the first anniversary of the date of grant. The options granted to Messrs. Petro and Kennedy will be immediately exercisable if the optionee terminates employment following a change in control of the Company, or due to death or disability. All of Ms. Beard's options are exercisable.
(2) The dollar gains under these columns result from calculations required by the Securities and Exchange Commission's rules and are not intended to forecast future price appreciation of the Company's common stock. It is important to note that options have value only if the price of the Company's common stock increases above the exercise price shown in the table during the effective option period. To realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Company's common stock would have to be approximately $28.89 and $46.01, respective as of the expiration date of the options for Mr. Petro and $25.15 and $40.05, respectively, as of the expiration date of the options for Ms. Beard and Mr. Kennedy.

Fiscal Year-End Option Value

       No stock options were exercised by the named executive officers during the fiscal year ended September 30, 2003. The following table provides certain information with respect to the number and value of shares of common stock represented by outstanding options held by the named executive officers as of September 30, 2003.

                                               Number of Securities
                                              Underlying Unexercised                   Value of Unexercised
                                                Options at Fiscal                      In-the-Money Options
                                                  Year-End(#)(1)                       at Fiscal Year-End($)
                                      --------------------------------------   ------------------------------------
Name                                   Exercisable           Unexercisable      Exercisable         Unexercisable
----                                  --------------       -----------------   -------------      -----------------
Thomas M. Petro...................             --                30,000          $       --            $      --
Thomas L. Kennedy.................        124,343                33,423             701,846              190,772
Joseph P. Schlitzer...............         39,360                    --             206,640                   --
E. Lee Beard......................        169,284                    --             935,458                   --

----------
(1) Value of unexercised in-the-money stock options equals the market value of the shares covered by in-the-money options on September 30, 2003, less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

         The following report of the Compensation Committee and the stock performance graph as well as the report of the Audit Committee after Proposal 3 above shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                      Report of the Compensation Committee

         Under rules established by the Securities and Exchange Commission, we are required to provide certain data and information in regard to the compensation and benefits provided to our Chief Executive Officer and our other executive officers. The disclosure requirements regarding compensation for these executive officers include the use of a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee has prepared the following report for inclusion in this proxy statement.

Philosophy and Composition of Committee

         The Company's executive compensation program applicable with respect to the 2003 fiscal year was designed to enable it to attract, motivate and retain top quality executive officers by providing a fully competitive and comprehensive compensation package. It provided for base salaries that reflected individual performance as well as annual variable incentive awards payable in cash for the achievement of financial performance goals established by the Compensation Committee and approved by the non-employee members of the Board of Directors (the "non-employee directors"). In addition, long-term, stock-based incentive awards were granted to strengthen the mutuality of interest between the executive officers and stockholders and to motivate and reward the achievement of important long-term performance objectives and initiatives of the Company.

         The executive compensation program was administered in the 2003 fiscal year by the Compensation Committee of the Board of Directors, composed of the following directors: Messrs. Davidson, Kennedy, Lavelle and Leib. The Company's executive compensation program will be administered in the 2004 fiscal year by a newly-constituted Compensation Committee, comprised of the following directors all of whom are deemed to be "independent" in compliance with the recently amended Nasdaq rules and listing standards (the "independent directors"):
Messrs. Lavelle, Chair, Spear and Leib. The executive compensation program for the 2004 fiscal year is discussed at the end of this Report under the heading "2004 Executive Compensation Program." The discussion prior to that section pertains to executive compensation for 2003.

Establishment of Executive Compensation Program and Procedures

         For each executive officer, the Committee was responsible for the establishment of base salary, as well as an award level for the annual incentive compensation program, both subject to approval by the non-employee directors. The Committee was also responsible for the administration of the stock programs for executive officers, as well as recommendations regarding other executive benefits and plans, subject to the same approval process. In reviewing the individual performance of the Named Executive Officers (other than the Chief Executive Officer) whose compensation is detailed in this Proxy Statement, the Committee took into account the views of the Chief Executive Officer of the Company.

Components of Named Executive Officer Compensation

         For 2003, the executive compensation program for the Named Executive Officers consisted of four primary components: (1) a base salary; (2) incentive compensation; (3) executive benefits, such as life insurance and retirement benefits; and (4) benefits which are generally available to all employees. Ms. Beard, the chief executive officer for most of the 2003 fiscal year had and Mr. Petro, who became chief executive officer on September 13, 2003 and Mr. Kennedy have employment agreements which specify a base salary and require an annual review of such salary. In addition, Ms. Beard and Messrs. Petro and Kennedy and all other executive officers of the Company and the Bank participated in other benefit plans available to all employees, including the employee stock ownership plan. The components of the executive compensation program are discussed in detail below.

         Base Salary. Each Named Executive Officer's base salary and performance are reviewed annually. Base salary is determined primarily by evaluating the individual officer's level of responsibility for the position, comparing the position to similar positions within the Company.

         Significant weight was also given to the views of the Chief Executive Officer regarding how the other Named Executive Officers succeeded in their annual performance goals. The nature of these goals differs depending upon each officer's job responsibilities. Goals are both qualitative in nature, such as the development and retention of key personnel, quality of products and services and management effectiveness; and quantitative in nature, such as deposits and revenue goals, and expense containment.

         The Named Executive Officer's base salary was established by the Committee based upon the items listed above, as well as upon the Company's overall performance during the preceding year. The Committee did not place a specific weight value on any of the above-listed factors. The base salary as established and reported in the Summary Compensation Table was subject to approval by all non-employee directors in 2003.

         Incentive Compensation. While incentive compensation could be granted in the form of cash, stock options and restricted stock, in recent years, prior to the compensation arrangement for the new Chief Executive Officer, only stock options have been granted as incentive compensation to executive officers. Incentive awards were determined by non-employee directors of the Committee in 2003, subject to approval by the non-employee directors of the Board.

         Stock Options. Option grants provide the right to purchase shares of the Company's common stock at the fair market value on the date of the grant. Stock options are granted to Named Executive Officers pursuant to the 1998 Stock-Based Incentive Plan and 2000 Stock Option Plan using guidelines which include corporate performance and individual responsibilities and performance.

         In fiscal 2003, the non-employee directors of the Committee determined and awarded stock options to certain key individuals. Option granted to the Named Executive Officers during fiscal 2003 are set forth in the Option Grant Table. The total number of options granted in fiscal 2003 for all participants in the 1998 Stock-Based Incentive Plan was 48,300 shares of common stock, of which 13,700 shares, or 28.4%, were awarded to the Named Executive Officers and for all participants in the 2000 Stock Option Plan was 23,800 shares of common stock, all of which were awarded to the Named Executive Officers.

         Cash Incentive Compensation. There were no cash bonuses paid during fiscal 2003.

Determination of the Chief Executive Officer's Compensation

         Ms. Beard served as Chief Executive Officer of the Company until September 13, 2003, at which point, Mr. Petro was appointed as Chief Executive Officer to replace Ms. Beard. The Committee established the base salary for Ms. Beard for the 2003 fiscal year, based on its annual evaluation of her performance in managing the Company during the prior fiscal year, including the effort related to operating as a public company, the performance achieved during that prior fiscal year and the performance of the Company's stock. Based on that evaluation, the Committee also granted to Ms. Beard the options reported in the Option Grants in the Last Fiscal Year Table as incentive compensation for the 2002 fiscal year. Certain quantitative and qualitative factors were reviewed to determine Ms. Beard's compensation. In addition, the Board established the total compensation from Ms. Beard based on the performance measures and compensation levels used for all employees of the Bank and the Company. The total compensation was intended to be commensurate with the compensation received by the chief executive officers of other peer group institutions.

         Mr. Petro has served as the Chief Executive Officer of the Company since September 13, 2003. Mr. Petro was Executive Vice President and Chief Operating Officer of the Bank since June 2003. Mr. Petro's compensation package is detailed in this Proxy under the tables and descriptive paragraphs of this section entitled "Executive Compensation."

         Mr. Petro's base salary, effective September 13, 2003, was determined by the Committee through an assessment of several factors, including the financial size of the Company and performance expectations as a leader of the Company.

         Based on these factors, the Committee established Mr. Petro's 2003 annual base salary rate, effective September 13, 2003, at $214,500. Mr. Petro was granted 3,000 shares of restricted stock, which vested on December 16, 2003, and stock options to purchase 30,000 shares of common stock, which vest ratably over the next three years. All options were granted at a per share price equal to 100% of the fair market value on the date of grant. All options granted were non-qualified stock options and equated to 41.6% of all options granted in fiscal 2003 to participants in the Company's stock option plans.

Deductibility of Executive Compensation

         The Committee has reviewed the qualifying compensation regulations issued by the Internal Revenue Service under Code Section 162(m), which provide that no deduction is allowed for applicable employee remuneration paid by a publicly held corporation to a covered employee to the extent that the remuneration paid to the employee exceeds $1.0 million for the applicable taxable year, unless certain conditions are met. Currently, remuneration is not expected to exceed the $1.0 million base for any employee and therefore, compensation should not be affected by the qualifying compensation regulations.

2004 Executive Compensation Program

         The newly-constituted Compensation Committee retained the services of Gough to make recommendations regarding the Company's executive compensation program for the 2004 fiscal year and subsequent years. The recommendations of Gough were reviewed and adopted by the committee in November 2003.

Compensation Philosophy

         The Compensation Committee has adopted the following three major objectives for its executive compensation program to further the attainment of the Company's long-term goals of earnings growth and profitability and the enhancement of stockholder value:

         o Alignment: Link executive compensation rewards with strategic operational performance that ultimately results in sustainable increases in stockholder value and aligns stockholder and executive interests through executive stock ownership.
         o Motivation: Motivate executives to be accountable for and accomplish the Company's strategic operational and financial objectives.
         o Retention and Attraction: Retain and attract key and innovative executives to drive increases in stockholder value.

The Company's total compensation philosophy encompasses the following:

         o Salary levels and salary increases will reflect position responsibilities, competitive market rates, strategic importance of the position, and individual performance and contributions.
         o Annual incentive payments will reward for annual financial performance, based on year-over-year increases in net income before taxes, and for strategic non-financial performance.
         o Long-term incentives will reward key executives for performance related to increasing stockholder value, will be earned over time spent with the Company, and will result in executive stock ownership.
         o Executives will participate in benefit programs provided to all employees and receive supplemental benefits that reflect competitive practice and recognize the constraints of qualified benefit (e.g., 401(k) and pension) plans.
         o Special perquisites may be provided consistent with industry practice.

Compensation Methodology

         As an overall evaluation tool in determining levels of compensation for the Company's executive officers, including the Chief Executive Officer, the Committee instituted a formal process of reviewing the compensation policies of other public banking and financial services companies, as well as published banking industry compensation surveys. Although the Committee has not defined or established a specific comparison group of financial services companies for determination of compensation, those listed in the compensation surveys which share one or more common traits with the Company, such as asset size, geographic location, and similar lines of business and which have higher levels of financial returns on assets and equity, have been given more weight. The companies listed in the various compensation surveys may or may not be included in the SNL $500 - $1 Billion Thrift Asset Index (an index included in the Company's "Stock Performance Graph" below), and as such, the Committee is unable to make any comparisons between the two.

         Total compensation is comprised of fixed compensation (annual base salary and benefits) and variable compensation (annual incentive plan and stock option and restricted stock awards). The Committee has established a total compensation target for each executive position, defined as the 50th percentile of the asset size-adjusted banking market, except for certain strategically important positions which have been targeted to be at or above the 75th percentile of the market. The total compensation target is designed to enable the Company to attract the talent it needs in critical positions, to retain high-performing executives and to provide the flexibility to reward for above average performance. A flexible mix between base salary and variable compensation permits higher potential of pay for those positions where performance results are highly measurable and where the value of those results to the Company is clear and significant. The specific components of the compensation program and how they function are discussed in detail below:

         Base Salary. Consistent with the compensation philosophy, annual base salary is designed to be competitive within the banking industry. Each position in the Company is placed in an appropriate salary grade whose midpoint level is set at the median pay for that position when compared to the industry on a size-adjusted basis or set at a higher level reflecting the strategic importance of the position. A salary range based on the midpoint is developed for that salary grade. An individual Named Executive Officer's salary within his or her salary grade and the salary for other executive officers will be determined at the end of the fiscal year for the following year and will be based on a combination of individual and Company performance, the weightings of which may change from year to year. To evaluate Company performance, the Compensation Committee will consider the Company's increase in net income and the extent to which strategic operational objectives have been met.

         Incentive Compensation. Incentive compensation includes two programs: the award of cash bonuses and the award of stock options and restricted stock.

         Annual Incentive Compensation. The Company has adopted an annual incentive plan (Profit Improvement Plan) providing competitive incentive compensation opportunity based on the achievement of specified annual net income growth rates ("Earnings Growth"). For fiscal 2004, specific net income goals have been adopted that reflect a targeted growth rate in net income from the 2002 fiscal year. For subsequent years, the performance targets will focus upon the Earnings Growth from year to year. A bonus pool will be established, based on the actual net income results for fiscal 2004 compared against the goals and targeted levels of incentive opportunity for each participating position, expressed as a percentage of base salary for the position. An incentive bonus award for a Named Executive Officer will depend upon two basic factors: (i) the position held by the Named Executive Officer, which establishes a maximum bonus available based upon a percentage of the officer's base salary (50% of the base salary for the Chief Executive Officer; 35-50% of the base salary for the other Named Executive Officers, except for Mr. Schlitzer who is not eligible for this bonus as his compensation is predominantly commissioned-based instead of salary-based) and (ii) the extent to which the performance criteria, including the Earnings Growth target, have been met or exceeded. The committee will establish specific performance criteria for evaluating the performance of the Chief Executive Officer, in addition to Earnings Growth. The Chief Executive Officer will establish the individual performance assessment criteria for other positions participating in the plan.

         Annual Stock Option and Restricted Stock Awards. The Company grants stock options and restricted stock to encourage key employees to remain with the Company by providing them with a long-term interest in the Company's overall performance and an incentive to manage with a view toward maximizing long-term stockholder value. Stock option grants provide an incentive for the creation of stockholder value since the full benefit of the grant to each Named Executive Officer can only be realized with an appreciation in the price of the Company's common stock. Restricted stock awards provide an incentive to remain with the Company, since shares are forfeited if an employee terminates employment prior to completion of the vesting period, as well as incentive to improve stockholder value.

         It is contemplated that each year the Compensation Committee intends to grant stock options and restricted stock to Named Executives and key employees of the Company, without regard to options and stock already held by the officer. A target amount of awards of stock options and restricted stock for each salary grade is established after taking into account the other components of compensation established by the Compensation Committee for each executive position salary grade level. The number of stock options and restricted stock shares that would comprise the target amount is based on providing a sum total value equal to the target amount, with an equal value provided by options and restricted stock. The Compensation Committee generally will use the Black-Scholes option value method to determine the value of the stock option grant component of compensation and the value of restricted stock will be determined based on the Company's stock price at the time of grant. Based upon the recommendation of the Chief Executive Officer, after considering the executive's performance, an executive may receive an award greater or lesser than the guideline target, including none at all. The Committee will determine the annual award to the Chief Executive Officer, if any, considering the guideline target.

         Guideline for Stock Ownership By Executive Officers. Commencing in 2004, selected executive officers above a certain level, including the Chief Executive Officer and other Named Executive Officers, are expected, within a specified time period, to beneficially own Company stock equal to a specific multiple of base salary. Achievement of such levels will be a consideration of the Committee in making future stock option and restricted stock awards. For the Chief Executive Officer the multiple is three (to be achieved in three years), for the chief financial officer the multiple is two and one-half (to be achieved in three years), for selected senior vice presidents the multiple is two (to be achieved in four years), and for selected vice presidents the multiple is one (to be achieved in five years).

         The foregoing report has been respectfully furnished by the members of the Compensation Committee for inclusion in this proxy statement.


          Members of the Committee              Members of the Committee
         prior to November 6, 2003:         subsequent to November 6, 2003:
         --------------------------         -------------------------------
           John P. Lavelle (Chair)              John P. Lavelle (Chair)
             William R. Davidson                    Michael J. Leib
              Thomas L. Kennedy                     William J. Spear
               Michael J. Leib

Compensation Committee Interlocks and Insider Participation

         Mr. Kennedy served on the Compensation Committee during the 2003 fiscal year. During that time, Mr. Kennedy was the Chairman of the Board and General Counsel of the Company and the Bank. However, Mr. Kennedy did not participate in any consideration or action by the Committee with respect to his own compensation. Additionally, during the 2003 fiscal year, Mr. Kennedy was an executive officer of Kennedy & Lucadamo, P.C., a law firm located in Hazleton, Pennsylvania, and participated in the compensation decisions regarding that entity.

                             Stock Performance Graph

         The following graph compares the cumulative total stockholder return on the Company common stock with: (1) the Nasdaq Composite Index; and (2) with the SNL $500M - $1B Thrift Asset Index. Total return assumes the reinvestment of all dividends. The graph assumes $100 was invested at the close of business on September 30, 1998.

                               [GRAPHIC OMITTED]

                                                   ----------------------------------------------------------------
                                                    9/30/98    9/30/99    9/30/00    9/30/01    9/30/02   9/30/03
                                                   ---------  ---------  ---------  ---------  --------- ----------
Northeast Pennsylvania Financial Corp............    $100.00   $  93.54    $106.63    $137.83    $144.58    $176.96
Nasdaq Composite Index...........................     100.00     162.62     217.87      89.20      70.04     107.27
SNL $500M - $1B Thrift Asset Index...............     100.00      93.50     100.14     133.04     182.21     262.41

                                 Stock Ownership

         The following table provides information as of December 29, 2003 with respect to persons believed by us to be the beneficial owners of more than 5% of our outstanding common stock based upon reports of beneficial ownership filed with the Securities and Exchange Commission. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                             Number of Shares              Percent of Common
Name and Address                                                  Owned                    Stock Outstanding
----------------                                            ------------------             -----------------
First Federal Bank Employee Stock Ownership Plan               448,470(1)                        10.74%
and Trust
12 E. Broad Street
Hazleton, Pennsylvania 18201

First Federal Charitable Foundation                            390,300(2)                         9.34%
12 E. Broad Street
Hazleton, Pennsylvania 18201

Jeffrey L. Gendell                                             323,124(3)                         7.74%
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
55 Railroad Avenue, 3rd Floor
Greenwich, Connecticut 06830

Thomas L. Kennedy                                              272,686(4)                         6.34%
Chairman of the Board and General Counsel
Northeast Pennsylvania Financial Corp.
12 E. Broad Street
Hazleton, Pennsylvania 18201

E. Lee Beard                                                   259,454(4)                         5.97%
Former President and Chief Executive Officer
Northeast Pennsylvania Financial Corp.
296 St. Johns Road
Drums, Pennsylvania 18222

Joseph P. Schlitzer                                            212,881(4)                         5.05%
President
Higgins Insurance Associates, Inc.
115 South Centre Street
Pottsville, Pennsylvania 17901

----------
(1) Includes 257,095 shares that have not been allocated to participants' accounts. Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by participants. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received voting instructions from participants.
(2) The foundation's gift instrument requires that all shares of common stock held by the foundation be voted in the same ratio as all other shares of our common stock on all matters considered by stockholders.
(3) Based on information in a Schedule 13D filed with the Securities and Exchange Commission on November 17, 2003.
(4) See table on the following page for additional information regarding Mr. Kennedy's, Ms. Beard's and Mr. Schlitzer's beneficial ownership of common stock.

         The following table provides information about the shares of our common stock that may be considered to be beneficially owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company and the Bank as a group as of December 29, 2003. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

                                                                         Number of Shares
                                                    Number of               That May Be
                                                      Shares              Acquired Within          Percent of
                                                      Owned                 60 Days By            Common Stock
                   Name                       (excluding options)(1)    Exercising Options       Outstanding(2)
------------------------------------------  -------------------------- ---------------------  ---------------------
Directors

Paul L. Conard                                       9,337                    21,950                    *
William R. Davidson                                 17,617(3)                 21,950                    *
Barbara M. Ecker                                    38,472(4)                 21,800                 1.44%
R. Peter Haentjens, Jr                              31,064                    21,800                 1.26
George J. Hayden                                    27,187                        --                    *
John P. Lavelle                                     27,001                    21,950                 1.17
Michael J. Leib                                     41,603(5)                 21,800                 1.51
William J. Spear                                    27,530(6)                 21,800                    *

Named Executive Officers

E. Lee Beard                                        92,420(7)                167,034                 5.97
Thomas L. Kennedy                                  148,343(8)                124,343                 6.34
Thomas M. Petro                                     10,000(9)                     --                    *
Joseph P. Schlitzer                                173,521                    39,360                 5.05

All Executive Officers and                         646,311                   485,937                24.28
   Directors as a Group (15 persons)

----------
*    Less than 1% of shares outstanding
(1) Includes shares held under the ESOP, with respect to which the beneficial owner has voting but not investment power as follows: Ms. Beard--8,284 shares; Mr. Kennedy--7,991 shares; and Mr. Schlitzer--2,486 shares.
(2) Based on 4,176,593 common stock outstanding and entitled to vote as of December 29, 2003, plus for each person, the number of shares that such person may acquire within 60 days by exercising stock options.
(3)  Includes 1,128 shares owned by Dr. Davidson's spouse.
(4)  Includes 14,184 shares owned by Ms. Ecker's spouse.
(5) Includes 19,349 shares held by Mr. Leib's spouse and 1,104 shares held by Mr. Leib's children.
(6)  Includes 2,245 shares held by Mr. Spear's spouse.
(7) Ms. Beard's resigned from the Company on September 13, 2003. The beneficial ownership reported for her is based on information provided to the Company as of the time of her termination of employment.
(8)  Includes 8,750 shares owned by Mr. Kennedy's spouse.
(9) Includes 7,000 unvested shares of restricted stock held in trust as part of the Northeast Pennsylvania Financial Corp. 1998 Stock-Based Incentive Plan, with respect to which Mr. Petro has voting but not investment power.

         Other Information Relating to Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended September 30, 2003, with the exception of one late report filed by Mr. Haentjens with regard to a sale transaction and the granting of options.

Transactions with Management

         Loans and Extensions of Credit. The recently enacted Sarbanes-Oxley Act generally prohibits loans by the Company to its executive officers and directors. However, the Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations restrictions on such loans. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made under programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees. In addition, loans made to a director or executive officer in an amount that, when aggregated with all other loans to such person or his or her related interests, are in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

         Other Transactions. Kennedy & Lucadamo, P.C., of which Thomas L. Kennedy is President, performs legal services for the Company and First Federal. In fiscal 2003, the Company and First Federal paid a total of $124,000 in legal fees to Kennedy & Lucadamo, P.C. Additionally, the Company paid rent of $14,000 in fiscal 2003 for its Pottsville office to a partnership in which Joseph P. Schlitzer has a one-third ownership interest.

                 Nominating and Governance Committee Procedures

General

         It is the Nominating and Governance Committee's policy to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company's Board of Directors. The Nomination and Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nomination and Governance Committee does not perceive a need to increase the size of the Board of Directors. The Nomination and Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

         To submit a recommendation of a director candidate to the Nominating and Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Committee, care of the Corporate Secretary, at the main office of the Company:

         1.   The name of the person recommended as a director candidate;

         2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

         3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

         4. As to the shareholder making the recommendation, the name and address, as they appear on the Company's books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company's common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

         5. A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

         In order for a director candidate to be considered for nomination at the Company's annual meeting of shareholders, the recommendation must be received by the Committee at least 120 calendar days prior to the date the Company's proxy statement was released to shareholders in connection with the previous year's annual meeting, advanced by one year.

Minimum Qualifications

         The Nominating and Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First a candidate must meet the eligibility requirements set forth in the Company's bylaws, which include a residency requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

         The Nominating and Governance Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating and Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

         In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating and Governance Committee will consider and review an existing director's Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Process for Identifying and Evaluating Nominees

         Pursuant to the Nominating and Governance Charter, the Nominating and Governance Committee is responsible for identifying, interviewing and selecting individuals who may be nominated for election to the board of directors. The Nominating and Governance Committee process to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

         Identification. For purposes of identifying nominees for the Board of Directors, the Nominating and Governance Committee relies on personal contacts of the committee and other members of the Board of Directors as well as its knowledge of members of the local communities. The Nomination and Governance Committee will also consider director candidates recommended by stockholders in accordance with the policies and procedures set forth above. The Nomination and Governance Committee has not previously used an independent search firm in identifying nominees.

         Evaluation. In evaluating potential candidates, the Nominating and Governance Committee will determine whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating and Governance Committee will conduct a check of the individual's background and will interview the candidate.

               Submission of Stockholder Proposals and Nominations

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2005 annual meeting of stockholders, a stockholder proposal must be received by the Corporate Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders no later than September 17, 2004. If such annual meeting is held on a date more than 30 calendar days from February 19, 2005, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the United States Securities and Exchange Commission.

         The Bylaws of the Company, a copy of which may be obtained by the Company, set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders, including making nominations for director. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made.

                           Stockholder Communications

         The Board of Directors has provided the following process for stockholders to send communications to the board of directors and/or individual directors. All communications from stockholders should be addressed to Northeast Pennsylvania Financial Corp., 12 E. Broad Street, Hazleton, Pennsylvania 18201. Communications regarding financial or accounting policies may be made to Barbara
M. Ecker, Chair of the Audit Committee. Other communications to the Board of Directors may be made to Jerry D. Holbrook, Corporate Secretary. Communications to individual directors may also be made to such director at the Company's address. All communications sent to the Chair of the Audit Committee or to any individual director will be received directly by such individuals and will not be screened or reviewed by any Company or Bank personnel. Any communications sent to the Board in the care of Mr. Holbrook will be reviewed by him to ensure that such communications relate to the business of the Company or its subsidiaries before being reviewed by the Board of Directors.

                                  Miscellaneous

         The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

         The Company's Annual Report to Stockholders has been included with this proxy statement. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

         A copy of the Company's Form 10-K for the fiscal year ended September 30, 2003, as filed with the Securities and Exchange Commission, will be furnished without charge to all persons who were stockholders as of the close of business on December 29, 2003 upon written request to Jerry D. Holbrook, Northeast Pennsylvania Financial Corp., 12 E. Broad Street, Hazleton, Pennsylvania 18201.

         If you and others who share your address own your shares in "street name," your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in "street name" and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Jerry D. Holbrook
                                             ---------------------
                                             Jerry D. Holbrook
                                             Corporate Secretary

Hazleton, Pennsylvania
January 15, 2004

                                                                      Appendix A

                     Northeast Pennsylvania Financial Corp.
                   Nominating and Governance Committee Charter

Mission

The Nominating and Governance Committee (the "Committee") is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for the next annual meeting of stockholders. It leads the Board in its annual review of the Board's performance and recommends to the Board director candidates for each committee for appointment by the Board.

The Committee takes a leadership role in shaping corporate governance policies and practices including recommending to the Board the Corporate Governance Guidelines applicable to the Company and monitoring Company compliance with those policies and Guidelines.

Membership

Members of the Committee and the Committee Chair shall be appointed by the Board. The members of the Committee shall meet the independence requirements of the NASDAQ listing standards and any other applicable laws, rules and regulations governing independence, as determined by the Board.

Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

         o Review and assess the adequacy of the Company's policies and practices on corporate governance including the Corporate Governance Guidelines of the Company and recommend any proposed changes to the Board for approval.

         o Review and assess the adequacy of the Company's Code of Conduct, the Code of Ethics for Financial Professionals and other internal policies and guidelines and monitor that the principles described therein are being incorporated into the Company's culture and business practices.

         o Review the Company's business practices, particularly as they relate to preserving the good reputation of the Company.

         o Review the appropriateness of the size of the Board relative to its various responsibilities. Review the overall composition of the Board, taking into consideration such factors as business experience and specific areas of expertise of each Board member, and make recommendations to the Board as necessary.

         o Recommend to the Board the number, identity and responsibilities of Board committees and the Chair and members of each committee. This shall include advising the Board on committee appointments and removal from committees or from the Board, rotation of committee members and Chairs and committee structure and operations.

         o Review the adequacy of charters adopted by committees of the Board, and recommend changes as necessary.

         o Consider criteria for identifying and selecting individuals who may be nominated for election to the Board, which shall reflect at a minimum all applicable laws, rules, regulations and listing standards.

         o Recommend to the Board the slate of nominees for election to the Board at the Company's annual meeting of stockholders.

         o As the need arises to fill vacancies, actively seek individuals qualified to become Board members for recommendation to the Board.

         o Consider unsolicited nominations for Board membership in accordance with guidelines developed by the Committee.

         o Periodically assess the effectiveness of the Board of Directors in meeting its responsibilities, representing the long-term interests of stockholders.

         o Report annually to the Board with an assessment of the Board's performance and the performance of the Board committees, to be discussed with the full Board following the end of each fiscal year.

         o Review adherence to corporate guidelines regarding transactions with the Company, or in Company stock.

         o Monitor the orientation and continuing education programs for directors.

         o Conduct an annual review of the Committee's performance, periodically assess the adequacy of its charter and recommend changes to the Board as needed.

         o    Regularly report to the Board on the Committee's activities.

         o Obtain advice and assistance, as needed, from internal or external legal, accounting, executive search firms or other advisors.

                                                                      Appendix B

                     Northeast Pennsylvania Financial Corp.
                                 2004 Stock Plan

         The Board of Directors of Northeast Pennsylvania Financial Corp. (the "Company") has adopted the 2004 Stock Plan ("Plan"), subject to shareholder approval at the 2004 Annual Shareholders Meeting. The number of shares of "Common Stock" approved and reserved under the Plan, subject to the actual shares available for grant under the Plan, is 185,000 for the "Employees Stock Option Program" and the "Restricted Stock Program," and 20,000 for the "Directors Stock Program." The maximum number of shares of Common Stock which can be granted as part of the 185,000 shares under the Restricted Stock Program is 100,000. No stock option can be granted under the Plan for less than "Fair Market Value" on the date of grant. The maximum annual grant of options or restricted shares under the Plan to any one individual shall not exceed one and one-half percent (1.5%) of the total outstanding shares of Common Stock of the Company, in the aggregate, per calendar year.

                                 I. Introduction

A.       Purpose of the Plan

         Northeast Pennsylvania Financial Corp. has established the Plan to further its long-term financial success by creating the opportunity for key employees and non-employee Directors of the Company and its Subsidiaries to receive stock and stock-based compensation whereby they can share in achieving and sustaining improved shareholder value creation. The Plan also provides a means to attract and retain the executive talent needed to achieve the Company's long-term growth and profitability objectives.

B.       Definitions

         When used in the Plan, the following terms shall have the meanings set forth below:

         1. "Award(s)" shall mean Incentive Stock Options, Non-Qualified Stock Options, or Restricted Stock Awards granted under the Plan.

         2. "Award Agreement" shall mean an agreement which shall evidence the particular terms, conditions, rights and duties of the Company and the Participant with respect to an Award.

         3.       "Bank" shall mean First Federal Bank.

         4.       "Board" shall mean the Board of Directors of the Company.

         5. "Change in Control" shall mean the occurrence of any one of the following events:

                  (a) a "change in control" or "acquisition of control" within the meaning of the regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency) found at C.F.R. Part 574, as in effect on the date hereof; provided, however, that in applying the definition of change in control as set forth under such regulations the Board of Directors shall substitute its judgment for that of the OTS or a "change in control" as the Company is required to report in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Sections 13 or 15(d).

                  (b) individuals who, on February 19, 2004, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to February 19, 2004 whose election or nomination for election was approved by a vote of at least 3/4ths of the incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without written objection to such nomination) shall be an Incumbent Director, provided, however, that no director of the company initially as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director.

                  (c) any "person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (c) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions:

                           (i)      by the Company or any Subsidiary,

                           (ii) by any employee benefit plan sponsored or maintained by the Company or any Subsidiary

                           (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities,

                           (iv) pursuant to a Non-Control Transaction (as defined in paragraph (d) ), or

                           (v) a transaction (other than one described in (d) below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Directors then on the Board approve a resolution providing expressly that the acquisition pursuant to this clause (v) does not constitute a Change in Control under this paragraph (c);

                  (d) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company's shareholders, whether for such transaction or the issuance of securities in the transaction (a Business Combination"), unless immediately following such Business Combination:

                           (i)      more than 50% of the total voting power of
                                    (x) the corporation resulting from such
                                    Business Combination (the "surviving
                                    Entity"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors ("Total Voting Power") of the Surviving Entity (the "Parent Entity"), is represented by Company Voting Securities that were outstanding immediately prior to such business combination (or, if applicable, shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination,

                           (ii) no person (other than any employee benefit plan (or related trusts) sponsored or maintained by the Surviving Entity or the Parent Entity), is or becomes the beneficial owner, directly or indirectly, of 25% or more of the Total Voting Power of the outstanding voting securities eligible to elect directors of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity), and

                           (iii) at least a majority of the members of the Board of Directors of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity) following the consummation of the Business Combinations were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in
                                    (i), (ii), and (iii) above shall be deemed to be a "Non-Control Transaction"); or

                  (e) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

         Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 25% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person by more than one percent, a Change in Control of the Company shall then occur.

         6. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         7. "Committee" shall mean the Compensation Committee of the Board, or such other Committee of the Board which shall be designated by the Board to administer the Plan. If the Board does not designate the Compensation Committee as the Committee, the Committee will be composed of two (2) or more persons who are from time to time appointed to serve by the Board. Each member of the Committee will be a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act or any successor rule, as any such rule many be amended from time to time and will qualify as an "outside director" within the meaning of Code Section 162(m) ("Qualified Director"). A person may be appointed to the Committee who does not qualify as a "non-employee director" if the Committee adopts and follows a recusal procedure which qualifies under the Section 16 Rules.

         8. "Common Stock" shall mean the common stock of the Company, $.01 par value per share, and may be either stock previously authorized but unissued, or stock reacquired by the Company, or stock held by Northeast Pennsylvania Financial Corp. Stock Employee Compensation Trust ("SECT").

         9. "Company" shall mean Northeast Pennsylvania Financial Corp. and any successor in a reorganization or similar transaction.

         10.      "Director" shall mean a duly elected member of the Board.

         11. "Director-Participant" shall mean a Director who is not also a full-time employee of the Company or any of its Subsidiaries.

         12. "Directors Stock Program" shall mean the stock program delineated in Article III of this Plan.

         13. "Disability" shall mean any mental or physical condition, as a result of which an Employee-Participant qualifies for and receives benefits under a long-term disability plan or coverage of the Company or its Subsidiaries, or, in the absence of such a plan or coverage or with respect to a Director-Participant, a mental or physical condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the company or its Subsidiaries.

         14. "Employees Stock Option Program" shall mean the stock option program, as delineated in Article II of this Plan.

         15. "Employee-Participant" shall mean an employee (including a Director who is also an employee) of the Company or any of its Subsidiaries.

         16. "Fair Market Value" shall mean with respect to a given business day (or the immediately preceding business day if there were no transactions in the Common Stock on such day), the closing sales price of a share of Common Stock, as reported on the Nasdaq Stock Exchange, or such other stock exchange on which the Company stock is then traded. If the Common Stock is not traded on an established stock exchange, the Committee may, on a good faith basis, determine the Fair Market Value in such a manner as it may deem appropriate for Plan purposes or as is required by applicable laws or regulations.

         17. "Incentive Stock Option" or "ISO" shall mean a right to purchase the Company's Common Stock which complies with the terms and conditions for an incentive stock option as set forth in Section 422 of the Code, or such other applicable sections of the Code as may be in effect from time to time.

         18. "Non-Qualified Stock Option" or "NQSO" shall mean a right to purchase the Company's Common Stock which is not intended to comply with the terms and conditions for a tax-qualified stock option, as set forth in Section 422 of the Code, or such other sections of the Code as may be in effect from time to time, or which is intended to be and is originally identified as an ISO, but which fails to satisfy the requirements of Section 422 of the Code, or other sections of the Code as may be in effect from time to time.

         19. "Outside Director" shall mean a member of the Board who is not also an Employee of the Company.

         20. "Participant" shall mean an Employee-Participant or a Director-Participant.

         21. "Plan" shall mean this Northeast Pennsylvania Financial Corp. 2004 Stock Plan, as set forth herein.

         22. "Reload Stock Option" shall mean an option granted to an Employee-Participant who has paid for shares subject to the option through the delivery of shares of Common Stock having an aggregate Fair Market Value equal to the option price as determined on the date of exercise.

         23. "Restricted Shares" shall mean those shares of Common Stock reserved for issuance as Awards under the Restricted Stock Program, as further provided in Article IV(D).

         24. "Restricted Stock Program" shall mean the restricted stock program, as delineated in Article IV of this Plan.

         25. "Retirement" shall mean retirement from employment or service with the Company or any of its Subsidiaries in accordance with then current retirement policies of the Company or its Subsidiaries.

         26. "Securities Act" shall mean the Securities Act of 1933, as amended.

         27. "Securities Exchange Act" shall mean the Securities Exchange Act of 1934 as amended.

         28. "Subsidiaries" shall mean the Bank and other majority-owned subsidiaries of the Company.

         29. "Termination for Cause" shall mean, in the case of an Outside Director-Participant, removal from the board of directors of the Company in accordance with the applicable by-laws of the Company or, in the case of an Employee-Participant, as defined under any employment agreement with the Company; provided, however, that if no employment agreement exists with respect to an Employee-Participant, Termination for Cause shall mean termination of employment because of material loss to the Company, as determined by and in the sole discretion of the Board of Directors or its designee(s).

         30. "Termination of Employment" shall mean a cessation of the employee-employer relationship between an Employee-Participant and the Company or its Subsidiaries for any reason, other than a Termination for Cause.

         31. "Termination of Service" shall mean a cessation of the Director's relationship with the Company for any reason, other than a Termination for Cause.

                        II. Employee Stock Option Program

A.       Administration

         The Employees Stock Option Program shall be administered by the Committee, which, subject to the express provisions of the Employees Stock Option Program, shall have full and exclusive authority to interpret the Employees Stock Option Program, to prescribe, amend and rescind rules and regulations relating to the Employees Stock Option Program and to make all other determinations deemed necessary or advisable in the implementation and administration of the Employees Stock Option Program; provided, however, that subject to the express provisions hereof or unless required by applicable law or regulation, no action of the Committee shall adversely affect the terms and conditions of any Award made to, or any rights hereunder or under any Award Agreement of, any Employee-Participant, without such Employee-Participant's consent. The Committee's interpretation and construction of the Employee Stock Option Program shall be conclusive and binding on all persons, including the Company and all Employee Participants.

B.       Participation

         The Committee shall, from time to time, make recommendations to the Board with respect to the selection of Employee-Participants and the Award or Awards to be granted to each Employee-Participant, and thereafter grant such Award or Awards upon the approval of a majority of the members of the Board present and voting upon such approval, who are Qualified Directors. In making its recommendations, the Committee may take into account the nature of the services rendered or expected to be rendered by the respective Employee-Participants, their present and expected contributions to the Company's longer-term financial success and improvement in shareholder value, and such other factors as the Committee in its discretion shall deem relevant.

C.       Maximum Number of Shares Available

         The maximum number of shares which may be granted under the Employees Stock Option Program is one hundred eighty five thousand (185,000) shares, less shares granted under the Restricted Stock Program. Any option shares granted under an Award which shall permanently be forfeited, as set forth in the Award Agreement, shall thereafter become available for reissuance under the Plan. Any shares received as payment for the exercise of an Award in accordance with Paragraph V.C.11 shall become available for reissuance under the Plan.

         No Incentive Stock Options shall be granted after February 19, 2014, or such other period required under the Code.

D.       Adjustments

         In the event of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations, exchanges of shares, spin-offs, liquidations, reclassifications or other similar changes in the capitalization of the Company, the number of shares of Common Stock available for grant under this Employees Stock Option Program shall be adjusted proportionately or otherwise by the Board and, where deemed appropriate, the number of shares covered by outstanding stock options and the option price of outstanding stock options shall be similarly adjusted. Also, in instances where another corporation or other business entity is acquired by the Company, and the Company has assumed outstanding employee option grants under a prior existing plan of the acquired entity, similar adjustments are permitted at the discretion of the Committee. In the event of any other change affecting the Common Stock reserved under the Employees Stock Option Program, such adjustment, if any, as may be deemed equitable by the Board, shall be made to give proper effect to such event.

E.       Registration Conditions

         Unless issued pursuant to a registration statement under the Securities Act, no shares shall be issued to an Employee-Participant under the Employees Stock Option Program unless the Employee-Participant represents to and agrees with the Company that such shares are being acquired for investment and not with a view to the resale or distribution thereof, or such other documentation as may be required by the Company unless, in the opinion of counsel to the Company, such representation, agreement or documentation is not necessary to comply with the Securities Act.

         Any restriction on the resale of shares shall be evidenced by an appropriate legend on the stock certificate.

         The Company shall not be obligated to deliver any Common Stock until it has been listed on each securities exchange on which the Common Stock may then be listed or until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

F.       Committee Action

         The Committee may, through Award Agreements, limit its discretion under this Employees Stock Option Program. To the extent such discretion is not specifically waived in an Award Agreement, the Committee shall retain such discretion.

G.       Stock Options

         All stock options granted to Employee-Participants under the Employees Stock Option Program shall be evidenced by Award Agreements which shall be subject to applicable provisions of the Employees Stock Option Program, and such other provisions as the Committee may adopt, including the following provisions:

         1. Price. The option price per share of Non-Qualified Stock Options ("NQSOs") and the option price per share of Incentive Stock Options ("ISOs") shall not be less than 100 percent of the Fair Market Value of a share of Common Stock on the date of grant. If an Employee-Participant owns, or is treated as owning for purposes of Section 422 of the Code, more than 10 percent of the total combined voting securities of the Company (a "10% Owner"), the option price per share of ISOs shall not be less than 110 percent of the Fair Market Value per share of Common Stock on the date of grant.

         2. Period. An ISO shall not be exercisable for a term longer than ten (10) years from the date of grant; provided, however, that an ISO granted to a 10% Owner shall not be exercisable for a term longer than five (5) years from the date of grant. NQSOs shall have a term as established by the Committee.

         3. Time of Exercise. The Committee may prescribe the timing of the exercise of the stock option and any minimums and installment provisions and may accelerate the time at which stock options become exercisable; provided, however, that any option originally granted as an ISO which fails to meet the requirements of Section 422 of the Code shall be treated as an NQSO for purposes of the Plan.

         4. Exercise Procedures. A stock option, or portion thereof, shall be exercised by delivery of a written notice of exercise to the Company and payment of the full price of the shares being purchased.

         5. Payment. The price of an exercised stock option, or portion thereof, may be paid pursuant to Section V.C.11.

         6. Special Rule for Incentive Stock Options. If the aggregate Fair Market Value of Common Stock with respect to which ISOs are exercisable for the first time by an Employee-Participant during any calendar year (under this Employees Stock Option Program and all other plans of the Company and its Subsidiaries) exceeds One Hundred Thousand Dollars ($100,000), such ISOs shall be treated as NQSOs to the extent of the excess. In applying the foregoing limitation, ISOs shall be taken into account in the order in which they were granted, unless otherwise provided for under the Code or applicable Treasury Regulations, and the Fair Market Value of Common Stock subject to such ISOs shall be determined as the date of grant. If such limit is exceeded in any calendar year, the Company shall have the right to designate which shares of Common Stock purchased pursuant to such ISOs shall be treated as having been acquired by the Employee-Participant pursuant to an ISO.

         7. Reload Stock Options. A Reload Stock Option may be granted by the Committee in an Award Agreement. If a Reload Stock Option has been granted, and the stock option is exercised while the Employee-Participant is employed by the Company and the Employee-Participant pays for the shares subject to an option through the delivery of Common Stock having an aggregate Fair Market Value, as determined on the date of exercise equal to the option price, the Employee-Participant will be granted a Reload Stock Option on the date of such exercise, to the extent shares remain available for grant as Reload Stock-Options under the Employees Stock Option Program. The Reload Stock Option Award shall equal the number of whole shares of Common Stock used to pay the purchase price, and the exercise price of the Reload Stock Option shall equal the then Fair Market Value of the Common Stock on the date of grant of the Reload Stock Option. If the Company withholds shares of Common Stock to cover applicable income and employment taxes related to the exercise of an option, then the Reload Stock Option Award shall equal the number of whole shares of Common Stock used to pay the purchase price less the number of shares withheld. Shares of stock acquired upon the exercise of the stock option where a Reload Stock Option Award has been made, may not be sold or otherwise transferred, including, without limitation, transfers by way of gift, for a period of two years after the date such shares are received.

                  Subject to the provisions of the Employees Stock Option Program, the Reload Stock Option may be exercised between the date of grant and the date of expiration of the original stock option. If any of the shares of stock acquired upon the exercise of the stock option which resulted in the grant of the Reload Stock Option during the two-year period following the date such shares were received, are sold or otherwise transferred, including, without limitation, transfers by way of gift, the Reload Stock Option shall be cancelled.

                  A Reload Stock Option shall be evidenced by an Award Agreement containing such other terms and conditions as the Committee determines. No Reload Stock Option shall be granted with respect to a stock option exercised after the Employee-Participant's Retirement, Disability, death or other Termination of Employment.

         8. Effect of Leaves of Absence. It shall not be considered a Termination of Employment when an Employee-Participant is placed by the Company or any of its Subsidiaries on military leave, sick leave or other bona fide leave of absence. In case of such leave of absence, the employment relationship for Employees Stock Option Program purposes shall be continued until the later of the date when such leave of absence equals ninety (90) days or when the Employee-Participant's right to reemployment with the Company or any of its Subsidiaries shall no longer be guaranteed either by statute or contract.

         9. Termination of Employment. In the event of Termination of Employment, the following provisions shall apply with respect to ISOs and NQSOs unless waived in writing by the Committee, or as otherwise specifically provided for in the Award Agreement.

                  (a) Termination Due to Death, Disability, or Retirement. NQSOs and ISOs shall be exercisable for a period equal to the lesser of five (5) years or the remaining option term; provided, however, that if the Employee-Participant elects to exercise his ISOs (i) later than three (3) months after the date of his Termination of Employment due to Retirement or (ii) twelve (12) months after the date of his Termination of Employment due to Disability, such ISOs shall be treated as NQSOs under the Code for the purpose of calculating the federal income tax applicable as a result of the exercise of such ISOs and the subsequent disposition of the acquired shares.

                  (b) Other Termination. If an Employee-Participant's employment with the Company or any of its Subsidiaries is terminated for any reason other than death, Disability or Retirement, all Awards under this Employees Stock Option Program shall be immediately cancelled, except that if the termination is by the Company or any of its Subsidiaries or for any reason other than Termination for Cause, the Employee-Participant shall have thirty (30) days thereafter within which to exercise his options to the extent that the options are otherwise exercisable immediately prior to such termination; and further, if such termination is attributable to a Change in Control, such Award shall not be cancelled but shall instead vest immediately and continue in effect as though the Employee-Participant remained in the employ of the Company or any of its Subsidiaries during the remaining option term; provided, however, that ISOs exercised more than three (3) months after termination shall be treated as NQSOs under the Code.

                  (c) Limitations on Exercise. Notwithstanding the foregoing, the Committee may rescind the right to exercise stock options following Termination of Employment if the Employee-Participant has been found to be directly or indirectly engaged in any activity which is in competition with the Company or any of its Subsidiaries or is otherwise adverse to, or not in the best interest of, the Company or any of its Subsidiaries. Further, no option agreement for ISOs may extend their exercise period beyond the time allowed by the Code.

H.       Amendment and Termination

         The Board may, at any time and from time to time, suspend or terminate the Employees Stock Option Program in whole or amend it from time to time in such respects as the Board may deem appropriate, subject, however, to the regulatory requirements of Section 16(b) of the Securities Exchange Act and the requirements of the Code.

                          III. Directors Stock Program

A.       Administration

         The Directors Stock Program is a self-executing grant program which shall be administered by the Secretary of the Company. Subject to the express provisions of the Directors Stock Program, the Secretary shall have full and exclusive authority to interpret the Directors Stock Program, and to make such determinations deemed necessary or advisable in the implementation and administration of the Directors Stock Program; provided, however, that subject to the express provisions hereof, or unless required by applicable law or regulation, no action of the Secretary shall adversely affect the terms and conditions of any Award made to, or any rights hereunder or under any Award Agreement of, any Director-Participant without such Director-Participant's consent.

B.       Participation

         All Directors who are not also employees of the Company or a Subsidiary shall be Director-Participants in the Directors Stock Program. Each year on the day following the Annual Shareholders Meeting, Director-Participants shall be awarded five hundred (500) shares of restricted stock and options to purchase five hundred (500) shares, in lieu of an annual cash retainer. The Board reserves the right to amend the Plan from time to time to change the number of shares of restricted stock and options granted to Directors, but in no event can the Board increase the annual grant of restricted stock to exceed one thousand (1,000) shares or options to acquire one thousand (1,000) shares.

C.       Maximum Number of Shares Available

         The maximum number of shares which may be granted under this Directors Stock Program is twenty thousand (20,000) shares.

D.       Adjustments

         In the event of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations, exchanges of shares, spin-offs, liquidations, reclassifications or other similar changes in the capitalization of the Company, the number of shares of Common Stock available for grant under this Directors Stock Program shall be adjusted proportionately.

E.       Registration Conditions

         Unless issued pursuant to a registration statement under the Securities Act, no shares shall be issued to a Director-Participant under the Directors Stock Program unless the Director-Participant represents to and agrees with the Company that such shares are being acquired for investment and not with the view to the resale or distribution thereof, or such other documentation as may be required by the company unless, in the opinion of counsel to the Company, such representation, agreement or documentation is not necessary to comply with the Securities Act.

         Any restriction on the resale of shares shall be evidenced by an appropriate legend on the stock certificate.

         The Company shall not be obligated to deliver any Common Stock until it has been listed on each securities exchange on which the Common Stock may then be listed or until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

F.       Stock Options

         All stock options granted to Director-Participants under the Directors Stock Program shall be evidenced by Award Agreements which shall be subject to applicable provisions of the Directors Stock Program, including the following provisions:

         1. Price. The option price per share shall be 100 percent of the Fair Market Value of a share of Common Stock on the date of grant.

         2. Period. Any option granted under the Directors Stock Program shall be exercisable for a term of ten (10) years from the date of grant.

         3. Time of Exercise. The Board may prescribe the timing of the exercise of the stock option and any minimums and installment provisions and may accelerate the time at which a stock option becomes exercisable.

         4. Exercise Procedures. A stock option, or portion thereof, shall be exercised by delivery of a written notice of exercise to the Company and payment of the full price of the shares purchased.

         5. Payment. The price of an exercised stock option, or portion thereof, may be paid pursuant to Paragraph V.C.11.

         6. Termination of Service. In the event of Termination of Service, the following provisions shall apply:

                  (a) Termination for Cause. All outstanding options shall be cancelled upon a Director-Participant's Termination for Cause.

                  (b) Termination Other Than for Cause. Options shall be exercisable for a period equal to the lesser of five
                           (5) years or the remaining option term upon a Director-Participant's Termination of Service, other than a Termination for Cause.

G.       Restricted Stock

         All shares of restricted stock granted to Director-Participants under the Directors Stock Program shall be subject to paragraphs F., G., H., I., J., and K., of Section IV. of the Plan, where the "Committee" shall mean the "Board," "Employee-Participant" shall mean "Director-Participant," and "Restricted Stock Program" shall mean the "Directors Stock Program."

         All granted shares of restricted stock shall be evidenced by Award Agreements which shall be subject to the following provisions:

         1. Restrictions. A Director-Participant shall not have a right to retain any restricted stock shares granted under the Director Stock Program unless and until all restrictions defined in the Award Agreement have by their terms lapsed. The lapsing of such restrictions is referred to herein as "Vesting," and the shares after Vesting has occurred are referred to herein as "Vested Shares." All shares granted in any one year shall vest and be available for sale by the Director-Participant one year after the grant date, unless the Board, prior to the grant date, extends the vesting period for specific grants or makes vesting of any or all of the shares contingent on the Company achieving Board approved performance goals.

         2. Right to Terminate Restrictions. The Board may, in its sole discretion, terminate restrictions on shares issued pursuant to the Director Stock Program prior to the time such restrictions otherwise would have lapsed.

         3. Forfeiture of Shares. Any shares of restricted stock granted under an Award Agreement which have not become Vested Shares on or before the Director-Participant's termination date set forth in the Award Agreement shall permanently be forfeited, and shall thereafter become available for reissuance under the Director Stock Program. Termination for Cause of a Director-Participant shall result in the immediate forfeiture of all shares granted to a Director-Participant which have not become Vested Shares.

         4. Acceleration on Change in Control. The Board, in its sole discretion, may provide in an Award Agreement that, in the event of a Change in Control, all shares which are not Vested Shares shall immediately become Vested Shares as a result of the Change in Control.

H.       Amendment and Termination

         The Board may, at any time and from time to time, amend, suspend or terminate the Directors Stock Program, subject to the applicable requirements and restrictions of the Code and securities laws. The Directors Stock Program may not be materially amended without shareholder approval; however, an increase in the number of shares of restricted stock or shares for which an annual option may be granted as provided in Article III, Section B, shall not be deemed a material amendment requiring shareholder approval.

                      IV. Employee Restricted Stock Program

A.       Administration

         The Restricted Stock Program shall be administered by the Committee. A majority of members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Restricted Stock Program may be made without notice or meeting, by a writing signed by a majority of the Committee members.

         In accordance with and subject to the provisions of the Restricted Stock Program, the Committee shall, from time to time, recommend to the Board:

         1. The Employee-Participants from those employees meeting the eligibility criteria described in Paragraph B,

         2.       The number of shares to be subject to each Award,

         3.       The time Awards are made,

         4.       The duration and nature of Award restrictions,

         5. Such other provisions of the Awards as may be deemed necessary or desirable, consistent with the terms of the Restricted Stock Program, and

         6. The form or forms of the Award Agreements to be entered into with Employee-Participants.

         The Committee shall have the authority, subject to the provisions of the Restricted Stock Program, to establish, adopt and revise such rules and regulations relating to the Restricted Stock Program as it may deem necessary or desirable for the administration of the Restricted Stock Program. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Restricted Stock Program shall be conclusive and binding for all purposes and on all persons, including without limitation, the Company, the stockholders of the Company, the Committee and each of the members thereof, the Board, officers and employees of the Company, the Employee-Participants and their respective successors in interest.

B.       Participation

         Employee-Participants shall be such key employees (including officers) of the Company and any Subsidiary thereof as the Committee, in its sole discretion, determines to be mainly responsible for the success and future growth and profitability of the Company and improved value to its stockholders and whom the Committee may designate from time to time to receive Awards under the Restricted Stock Program. Awards may be granted under the Restricted Stock Program to persons who have previously received Awards or other benefits under this or other plans of the Company.

         The Committee shall, from time to time, make recommendations to the Board with respect to the selection of Employee-Participants and the Award or Awards to be granted to each Employee-Participant, and thereafter grant such Award or Awards upon the approval of a majority of the members of the Board who are present and voting upon such approval and who are Qualified Directors. In making its recommendations, the Committee may take into account the nature of the services rendered or expected to be rendered by the respective Employee-Participants, their present and expected contributions to the Company's longer-term financial success and improvement in shareholder value, and such other factors as the Committee in its discretion shall deem relevant.

C.       Maximum Number of Shares Available

         The maximum numbers of shares which may be granted under the Restricted Stock Program is one hundred thousand (100,000) shares, which may be authorized but unissued or treasury shares.

         Any shares subject to Awards may thereafter be subject to new Awards under this Restricted Stock Program if shares of Common Stock are issued under such Awards and are thereafter reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof, including, without limitation, the forfeiture of shares subject to an Award prior to the lapse of restrictions.

         If the Company shall at any time change the number of issued shares of Common Stock without new considerations to the Company (by stock dividends, stock splits or similar transactions), the total number of shares reserved for issuance under the Restricted Stock Program shall be adjusted proportionately. Awards may also contain provisions for their continuation or for other equitable adjustments after changes in the Common Stock resulting from reorganization, sale, merger, consolidation or similar circumstances.

D.       Awards

         Awards may consist of grants of Restricted Shares to Employee-Participants as a bonus for service rendered to the Company without other payment therefore or for payment at less than Fair Market Value. In addition to the restrictions described in Paragraph E, any Award under the Restricted Stock Program may be subject to such other provisions (whether or not applicable to an Award to any other Employee-Participant) as the Committee deems appropriate, including, without limitation, provisions for the forfeiture of and restrictions on the sale, resale or other disposition of shares acquired under any Award, provisions to comply with federal and state securities laws, or understandings or conditions as to the Employee-Participant's employment, in addition to those specifically provided for under the Restricted Stock Program.

E.       Restrictions

         An Employee-Participant shall not have a right to retain any Restricted Shares granted under an Award unless and until such restrictions have by their terms lapsed. The lapsing of such restrictions is referred to as "Vesting," and the shares after Vesting has occurred are referred to herein as "Vested Shares." The restrictions which the Committee may place on the Awards include, without limitation, the Employee-Participant's continued employment with the Company for certain periods of time as determined by the Committee and the attainment of various performance goals by the Employee-Participant and/or the Company as specified by the Committee with respect to such Award. The Committee may, in its sole discretion, require different periods of employment or different performance goals with respect to different Employee-Participants, with respect to different Awards or with respect to separate, designated portions of an Award. The Committee may, in its sole discretion, terminate restrictions on shares issued pursuant to an Award prior to the time such restrictions otherwise would have lapsed. Any Restricted Shares granted under an Award which have not become Vested Shares on or before the termination date, if any, set forth in the Award Agreement shall permanently be forfeited, and shall thereafter become available for reissuance under the Plan. An Employee-Participant`s Termination for Cause shall result in the immediate forfeiture of all granted shares which have not become Vested Shares.

F.       Enforcement of Restrictions

         The Committee, in its sole discretion, may employ one or more methods of enforcing the restrictions referred to in Paragraphs E, G, H, and J including, without limitation, the following:

         1. Placing a legend on the stock certificates referring to the restrictions,

         2. Requiring the Employee-Participant to keep stock certificates, duly endorsed, in the custody of the Company or its designated agent while the restrictions remain in effect,

         3. Not issuing certificates for Restricted Shares until the shares become Vested Shares, or

         4. Retaining a possessory lien in the Award Shares as provided in Paragraph J below.

G.       Privileges of Employee-Participant

         Restricted Shares shall constitute issued and outstanding shares of the Company for all corporate purposes, and the Employee-Participant shall have all voting and (subject to any Award restrictions) all dividend, liquidation and other rights with respect to Restricted Shares while the corresponding Award remains in effect, as if such Employee-Participant were a holder of record of unrestricted shares of Common Stock. Notwithstanding the foregoing, prior to the time at which a Restricted Share becomes a Vested Share, the Employee-Participant's right to assign or transfer such Restricted Share shall be subject to the limitations of Paragraph H. Certificates representing Restricted Shares shall bear a restrictive legend disclosing the restrictions, the existence of the Restricted Stock Program and the existence of the applicable Award.

H.       Non-Transferability

         No right or interest of any Employee-Participant in any Award made pursuant to the Restricted Stock Program shall, prior to the satisfaction of all restrictions applicable thereto, be assignable or transferable, in whole or in part, during the lifetime of the Employee-Participant, either voluntarily or involuntarily, or be made subject to any lien (except as otherwise provided in Paragraphs F and J), directly or indirectly, by operation of law or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of an Employee-Participant's death, his rights and interest in any Award shall, to the extent provided in the Award, be transferable by testamentary will or the laws of descent and distribution, and the issuance of any shares subject to an Award shall be made to the Employee-Participant's legal representatives, heirs or legatees upon furnishing the Committee with evidence satisfactory to the Committee of such status.

I.       Withholding Taxes

         The Company is entitled to withhold and deduct or take such other action as delineated in Section V.C.4.

J.       Lien on Shares

         The Company may, in its sole discretion, require that an Employee-Participant, as a condition to the receipt of an Award, grant to the Company a possessory lien on the Restricted Shares in order to secure retransfer of the shares into the name of the Company, and ensure adequate provision for any tax withholding obligations arising with respect to such Award, and to that end, may require that certificates evidencing Restricted Shares be deposited by the Employee-Participant with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit the transfer to the Company of all or any portion of the Restricted Shares which are forfeited or required to be retained to satisfy the Employee-Participant's tax withholding obligations.

K.  Share Issuance and Transfer Restrictions

         1. Share Issuance. Notwithstanding any other provisions of the Restricted Stock Program or any Award Agreement entered into pursuant thereto, the Company shall not be required to issue or deliver any certificate for shares under the Restricted Stock Program unless and until both of the following are satisfied.

                  (a)      either:

                           (i) there shall be in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws, if the Committee, in its sole discretion, shall have determined to file, cause to become effective and maintain the effectiveness of such registration statement; or

                           (ii) if the Committee has determined not to so register the shares, exemptions from registration under the Securities Act are available as determined by counsel for the Company, and there shall have been received from the Employee-Participant (or in the event of death or Disability, the Employee-Participant's heir(s) or legal representative(s)) any representations or agreements requested by the Company in order to permit such issuance to be made pursuant to such exemptions; and

                  (b) there shall have been obtained any other consent, approval or permit from any state or federal government agency which the Committee shall, in its sole discretion and upon the advice of counsel, deem necessary or advisable.

         2. Transfers of Vested Shares. Vested Shares may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of (whether voluntarily or involuntarily) except pursuant to registration under the Securities Act and applicable state securities laws or pursuant to any applicable exemption(s) from such registration requirements. The Company may condition the sale, assignment, transfer, pledge, encumbrance or other disposition of such shares not issued pursuant to an effective and current registration statement under the Securities Act and all applicable state securities laws, on the receipt from the party to whom the shares are to be so transferred of any representations or agreements requested by the Company in order to permit such transfer to be made.

         3. Legends. Unless a registration under the Securities Act is in effect with respect to the issuance or transfer of Vested Shares, each certificate representing such shares will be endorsed with a legend in the form determined necessary by the Committee or its counsel.

L.       Acceleration on Change in Control

         The Committee may provide, in its sole discretion, in Award Agreements issued under the Restricted Stock Program, that notwithstanding any provisions to the contrary that would result in a forfeiture upon the Employee-Participant's Termination of Employment prior to the Vesting of Restricted Shares, the Restricted Shares subject to such an Award shall immediately become Vested Shares as a result of a Change in Control.

M.       Effective Date and Duration

         The Restricted Stock Program shall continue in effect until it is terminated by action of the Board, but such termination shall not affect the then outstanding terms of any Award. No Award shall be granted more than ten
(10) years after the date of adoption of Restricted Stock Option Program.

N.       Exclusivity

         Nothing contained in this Restricted Stock Program is intended to amend, modify or rescind any previously approved compensation plans or programs adopted by the Company. The Restricted Stock Program will be construed to be in addition to any and all such plans or programs.

O.       Amendment and Termination

         The Board may amend the Restricted Stock Program from time to time or terminate the Restricted Stock Program at any time. In addition, the Company may amend the terms of any Award previously granted under the Restricted Stock Program, prospectively or retroactively, provided, however, that no action authorized by this Paragraph O shall impair the rights of any Employee-Participant without his consent.

                              V. General Provisions

A.       Government and Other Regulations

         The obligation of the Company to issue Awards under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals as may be required by any government agencies.

B.       Other Compensation Plans and Programs

         The Plan shall not be deemed to preclude the implementation by the Company and its Subsidiaries of other compensation plans or programs which may be in effect from time to time.

C.       Miscellaneous Provisions

         1. No Right to Continue Employment. Nothing in the Plan or in any Award or Award Agreement confers upon any Employee-Participant the right to continue in the employ of the Company or its Subsidiaries or interferes with or restricts in any way the rights of the Company or its Subsidiaries to discharge any Employee-Participant at any time for any reason whatsoever, with or without cause.

         2. Non-Transferability. Except as otherwise provided herein, no right to or interest of any Participant in any Award under the Plan shall be (a) assignable or transferable, except by will or the laws of descent and distribution, a valid beneficiary designation made in accordance with procedures established by the Committee, or as expressly stated herein, or (b) liable for, or subject to, any lien, obligation or liability. An ISO may be exercised only by the Participant during his lifetime, by his estate or by the person who acquires the right to exercise such option by bequest or inheritance.

                  The Board, in its discretion, may authorize all or a portion of the NQSOs to be granted to a Participant, and may also amend outstanding NQSOs to provide, that they include terms which permit transfers by Participants to (i) the spouse, children or grandchildren of the Participant (the "Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners,
                  (iv) a limited liability company in which such Immediate Family Members are the only members provided that (x) there may be no consideration for any such transfer, (y) the stock option agreement pursuant to which such options are granted must be approved by the Board, and must expressly provide for the transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred options shall be prohibited except those in accordance with the section(s) herein dealing with transfers by will or the laws of descent and distribution. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that, for all purposes hereof, the term "Participant" shall be deemed to refer to the "Transferee." The events of termination of any options will continue to be applied with respect to the original Participant, following which the options shall be exercisable by the transferee only to the extent (if at all), and for the time periods, specified in the Plan or Award agreement. The Participant in all such cases will remain subject to and liable for the withholding taxes due or payable upon exercise by the Transferee.

                  The Board may also, in its discretion, pursuant to the requirements and restrictions listed above, and except as otherwise listed in this Section, authorize all or a portion of the NQSOs to be granted to a Participant, or permit a non-conforming transfer, such as a sale to a family member or family corporation for estate planning purposes. Nothing herein or in any action by the Board shall be construed as an amendment to any other option other than those expressly indicated by the action of the Board.

                  The Company shall have no obligation to provide notice to any Transferee of the termination or acceleration of an option for any reason.

         3. Designation of Beneficiary. A Participant, in accordance with procedures established by the Committee, may designate a person or persons to receive, in the event of the Participant's death, (a) any payments with respect to which the Participant would then be entitled, and (b) the right to continue to participate in the Plan to the extent of such Participant's outstanding Awards. Such designation shall be made upon forms supplied by and delivered to the Company and may be revoked in writing.

         4. Withholding Taxes. The Company's obligation to deliver shares of Common Stock or cash upon the exercise and purchase of stock options granted under the Plan will be subject to the satisfaction of all applicable federal, state and local income tax and employment tax withholding requirements. The Committee (or plan administrator) may, in its discretion and in accordance with any applicable tax or securities laws (including the applicable safe-harbor provisions of Securities and Exchange Commission Rule 16b-3), provide any or all holders of NQSOs (other than the automatic grants made pursuant to the Directors Stock Option Program) or Restricted Shares that are not Vested Shares under the Plan, with the right to use shares of the Company's Common Stock in satisfaction of all or part of the federal, state and local income tax and employment tax liabilities incurred by such holders in connection with the exercise of their options or the Vesting of their Restricted Shares (the "Taxes"). Such right may be provided to any such option holder in either or both of the following formats:

                  (a) Stock Withholding. The holder of the NQSO or Restricted Shares may be provided with the election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such NQSO or the Vesting of such Restricted Shares, a portion of those shares with an aggregate Fair Market Value not to exceed one hundred percent (100%) of the applicable Taxes.

                  (b) Stock Delivery. Provide the holder of the NQSO or the Restricted Shares with the election to deliver to the Company, at the time the NQSO is exercised or upon the Vesting of such Restricted Shares, one or more shares of Common Stock previously acquired by the individual (other than in connection with the option exercise or Vesting triggering the Taxes) with an aggregate Fair Market Value to the designated percentage (up to 100%) specified by the option holder of the Taxes incurred in connection with such option exercise or Vesting.

         5. Plan Expenses. Any expenses of administering the Plan shall be borne by the Company.

         6. Construction of Plan. The interpretation of the Plan and the application of any rules implemented hereunder shall be determined solely in accordance with the laws of the State of Delaware.

         7. Unfunded Plan. The Plan shall be unfunded, and the Company shall not be required to segregate any assets which may at any time be represented by Awards. Any liability of the Company to any person with respect to an Award under this Plan shall be based solely upon any obligations which may be created by this
                  Plan: no such obligations of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.

         8. Benefit Plan Computations. Any benefits received or amounts paid to Participant with respect to any Award granted under the Plan shall not have any effect on the level of benefits provided to or received by any Participant, or the Participant's estate or beneficiary, as part of any employee benefit plan (other than the Plan) of the Company.

         9. Pronouns, Singular and Plural. The masculine may be read as feminine, the singular may be read as plural and the plural as singular as necessary to give the effect of the Plan.

         10. Maximum Annual Grant. In no event shall any one individual participating in the Plan be granted stock options and/or Restricted Shares for more than one and one-half percent (1.5%) of the total outstanding shares of Common Stock of the Company, in the aggregate, per calendar year.

         11. Payment. The exercise price will be payable in one of the alternative forms specified below:

                  (a) full payment in cash or check made payable to the Company's order; or

                  (b) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at Fair Market Value on the Exercise Date (as such term is defined below); or

                  (c) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at Fair Market Value on the Exercise Date and cash or check payable to the Company's order; or

                  (d) full payment through a sale and remittance procedure pursuant to which the Participant will provide irrevocable written directives to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and shall concurrently provide written instructions to the Company to deliver the certificate for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

         For the purpose of this subparagraph, the "Exercise Date" will be the date on which written notice of the option exercise is delivered to the Company. Except to the extent the sale and remittance procedure specified above is utilized for the exercise of the option, payment of the option price for the purchased shares must accompany the exercise notice.

D.       Effective Date

         The Plan becomes effective upon approval by shareholders of the Company at the annual meeting of the Company on February 19, 2004. The Plan and all outstanding Awards shall remain in effect until all outstanding Awards have been exercised, expired or cancelled.

                                                                      Appendix C

                             Audit Committee Charter

Audit Committee

         Committee Purpose. The purpose of the Audit Committee is to oversee the accounting, internal control and financial reporting processes and the audit functions of the Company. Additionally, the Committee shall undertake the responsibilities described in this Charter, oversee compliance with all significant applicable legal, ethical and regulatory requirements relating to accounting and financial matters and report regularly to the Board of Directors concerning its activities.

         Committee Composition. The Committee shall consist of at least three board members, all of whom shall satisfy all applicable requirements of the Nasdaq Stock Market, including the independence requirements. Committee members shall have: (1) knowledge of the primary industries in which the Company operates; and (2) the ability to read and understand financial statements, including the balance sheet, income statement, statement of cash flows, and key performance indicators. At least one member of the committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Members of the committee, including selection of the committee chairperson, shall be appointed annually by the full board, based upon recommendations by the Nominating and Governance Committee.

         Authority. The Audit Committee shall have sole authority to select, evaluate, appoint and replace the independent auditor and approve all terms of engagement, both audit and non-audit.

         The Audit Committee shall have full authority to retain special consultants, whether legal, accounting or otherwise, to advise the Committee, for which the Company will provide complete funding. In addition, the Committee shall be provided funding for its ordinary administrative expenses by the Company.

         Responsibilities. The Audit Committee shall meet regularly and shall be responsible for the compensation, retention and oversight of the independent audit firm (including resolution of disagreements between management and the independent auditor regarding financial reporting).

         The Audit Committee shall obtain from such audit firm a written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1 and shall engage in a dialogue with such auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.

         The Audit Committee shall approve, in advance, all non-audit services which may be performed by the independent audit firm. The approval process will be designed to ensure that the audit firm does not provide any non-audit services to the Company that are prohibited by law and regulation. To the extent permissible, such approval may be effected by pre-approval policies and procedures with respect to permissible non-audit services to be performed by the audit firm.

         The Audit Committee shall review and approve the independent auditor's annual plan and results. This should include the desirability of expanding the scope of the audit activity beyond the recognized standards, a review of the external auditor's management letter and management's response to this letter. The independent auditor will be ultimately accountable to the Board of Directors and the Audit Committee as representatives of the stockholders. The Committee shall also review all internal audit reports, and the reports provided by regulatory agencies, along with Management's response.

         The Audit Committee shall review, in conjunction with the Independent Auditors, the Internal Auditor, and the Company's executive and financial Management, the adequacy and effectiveness of the internal controls. When so indicated, the Committee should review management's handling of identified material inadequacies and reportable conditions in the internal controls over financial reporting and compliance with laws and regulations.

         The Audit Committee shall supervise the Internal Audit function and approve the selection, compensation, and termination, of the Internal Auditor. It should approve the scope of internal audits to assure regular testing of the systems and controls associated with preparation of financial reports, complying with laws and regulations and preventing management from overriding the internal control system or compromising the control environment.

         The Audit Committee shall provide that the Company furnish the Internal Auditor with adequate resources and authority to discharge his responsibilities.

         The Audit Committee shall oversee the SEC reporting process. This oversight process should include an ongoing review of the controls that protect the integrity of the reporting process. This oversight process should also include timely communications between the Committee, senior management, and the Internal and External Auditors.

         The Audit Committee should ensure that the Internal Auditor's involvement in the audit of the entire financial reporting process is appropriate and properly coordinated with the external auditor.

         The Audit Committee should inquire as to the extent to which the planned audit scope by the external auditor can be relied on to detect fraud or weaknesses in internal controls and to discuss the external auditor's plans for reviewing the Company's procedures and controls.

         The Audit Committee will review all quarterly financial statements prior to filing, as well as any press release, financial information and earnings guidance provided by the Company.

         The Audit Committee shall receive disclosure from the Chief Executive Officer and Chief Financial Officer during their certification process for the 10-K and 10-Qs about significant deficiencies in the design or operation of internal controls or material weaknesses in those controls, and any fraud involving management or other employees who have a significant role in the Company's internal controls.

         The Audit Committee shall have in place procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

         Finally, the Audit Committee must maintain minutes and the relevant records of their meetings and activities. The minutes must be available for review by the appropriate regulatory agencies.

Internal Auditor

         Responsibilities. The Internal Auditor should have direct communication with the Audit Committee. Such communication involves the Internal Auditor being available to regularly attend and participate in meetings of the Committee which relate to audit oversight responsibilities for financial reporting, organization and control or as otherwise required by the Audit Committee. The Internal Auditor's attendance at these meetings should include the submission of formal reports of the plans and activities of the Internal Audit. The Internal Auditor should, at least on an annual basis, meet privately with the Committee without members of management present.

         The Internal Auditor should submit, to the Audit Committee for its information, a summary of the Internal Audit's work schedule and staffing plan at least annually. These work schedules and staffing plans should inform the Audit Committee of the scope of the internal audit and any limitations placed on that scope.

         Submission to the Audit Committee of the approved audit schedule and staffing plan, along with all significant interim changes, should be made in writing. This information should be in sufficient detail to enable the Committee to ascertain whether the Internal Audit's objectives and plans support those of the organization and the Audit Committee.

         Management and the Audit Committee shall provide general direction as to the scope of the Internal Audit work and the activities to be audited.

         The Internal Auditor should submit activity reports to management and to the Audit Committee at least annually or more frequently as necessary. Such reports should highlight significant internal audit findings and recommendations. Significant internal audit findings may include: irregularities, illegal acts, errors, inefficiencies, policy violations, waste, conflicts of interest, and internal control weaknesses. The Internal Auditor should report all such findings to the Audit Committee whether or not they have been satisfactorily resolved. It is the responsibility of the Audit Committee to review such findings and discuss with management, as appropriate, as to any actions that have not been taken.

         The internal and external audit work should be coordinated to ensure adequate audit coverage and to minimize duplicate efforts.

                                 REVOCABLE PROXY
                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                         ANNUAL MEETING OF STOCKHOLDERS

                                February 19, 2004
                             11:00 a.m., Local Time
                         _______________________________

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints the official proxy committee of Northeast Pennsylvania Financial Corp. (the "Company"), consisting of R. Peter Haentjens, Jr., Michael J. Leib and William J. Spear, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of stockholders, to be held on February 19, 2004 at 11:00 a.m., local time, at Genetti's Best Western Motor Lodge, Route 309 North, Hazleton, Pennsylvania and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting, as follows:

         1. The election as directors of all nominees listed below (unless the "For All Except" box is marked and the instructions below are complied with).

                  Barbara M. Ecker, George J. Hayden, Thomas L. Kennedy and Thomas M. Petro

                                                                   FOR ALL
                  FOR                     WITHHOLD                 EXCEPT
                  ---                     --------                 ------

                  |_|                     |_|                      |_|

INSTRUCTION: To withhold your vote for any one or more individual nominee(s), mark "for all except" and write the name of the nominee(s) you do not want to vote for on the line provided below.


--------------------------------------------------------------------------------

         2. The approval of the Northeast Pennsylvania Financial Corp. 2004 Stock Plan.

                  FOR                     AGAINST                  ABSTAIN

                  |_|                      |_|                     |_|

         3. The ratification of the appointment of KPMG LLP as independent auditors of Northeast Pennsylvania Financial Corp. for the fiscal year ending September 30, 2004.

                  FOR                     AGAINST                  ABSTAIN

                  |_|                      |_|                     |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

         This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" the election of all nominees, the approval of the Northeast Pennsylvania Financial Corp. 2004 Stock Plan and the ratification of KPMG LLP. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

                                                    Dated:_________________



                                            ________________________________
                                            SIGNATURE OF STOCKHOLDER



                                            ________________________________
                                            SIGNATURE OF CO-HOLDER (IF ANY)


         The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated January 15, 2004 and of the Annual Report to Stockholders.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          _____________________________

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                            First Federal Letterhead


Dear ESOP Participant:

     On behalf of the Board of Directors, I am forwarding you the attached vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Company (the "ESOP Trustee") on the proposals presented at the Annual Meeting of Stockholders of Northeast Pennsylvania Financial Corp. (the "Company") on February 19, 2004. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and the Company's Annual Report to Stockholders.

     As a participant in the First Federal Bank Employee Stock Ownership Plan (the "ESOP"), you are entitled to vote all shares of Company common stock allocated to your account as of December 29, 2003. These allocated shares of Company common stock will be voted as directed by you, provided your instructions are received by the ESOP Trustee by February 11, 2004. The ESOP Trustee, subject to its fiduciary duties, will vote any unallocated shares of Company common stock and any allocated shares of Company common stock for which timely instructions are not provided, in a manner calculated to most accurately reflect the instructions from participants regarding the shares of Company common stock allocated to participants' accounts.

     In order to direct the voting of the shares of Company common stock allocated to your ESOP account, please complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope by February 11, 2004. Your vote will not be revealed directly or indirectly to any employee or director of the Company or First Federal Bank.

                                          Sincerely,



                                          /s/ Thomas M. Petro
                                          -------------------------------------
                                          Thomas M. Petro
                                          President and Chief Executive Officer

Name:____________________
Shares:____________________


                             VOTE AUTHORIZATION FORM
                             ------------------------

     I understand that First Bankers Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares of Northeast Pennsylvania Financial Corp. (the "Company") common stock allocated to me under the First Federal Bank Employee Stock Ownership Plan (the "ESOP"). I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on February 19, 2004.

     You are to vote my shares as follows:

1. The election as directors of all nominees listed below (unless the "For All Except" box is marked and the instructions below are complied with).

     Barbara M. Ecker, George J. Hayden, Thomas L. Kennedy and Thomas M. Petro

                                                               FOR ALL
                  FOR            VOTE WITHHELD                 EXCEPT
                  ---            -------------                 -------

                  |_|                |_|                         |_|

INSTRUCTION: To withhold your vote for any one or more individual nominee, mark "FOR ALL EXCEPT" and write the name of the nominee you do not want to vote for on the line provided below.

--------------------------------------------------------------------------------


2.   The approval of the Northeast Pennsylvania Financial Corp. 2004 Stock Plan.

                  FOR             AGAINST                    ABSTAIN
                  ---             -------                    -------

                  |_|               |_|                       |_|

3. The ratification of the appointment of KPMG LLP as independent auditors of Northeast Pennsylvania Financial Corp. for the fiscal year ending September 30, 2004.

                  FOR             AGAINST                    ABSTAIN
                  ---             -------                    -------

                  |_|               |_|                       |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

     The ESOP Trustee is hereby authorized to vote the shares allocated to me under the ESOP in its trust capacity as indicated above.


______________________________               ___________________________________
           Date                                           Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than February 11, 2004.

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                                   LETTERHEAD


Dear Stock Award Recipient:

     On behalf of the Board of Directors, I am forwarding you the attached vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Company (the "Incentive Plan Trustee") on the proposals presented at the Annual Meeting of Stockholders of Northeast Pennsylvania Financial Corp. (the "Company") on February 19, 2004. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and the Company's Annual Report to Stockholders.

     As a recipient of shares of restricted stock under the Northeast Pennsylvania Financial Corp. 1998 Stock-Based Incentive Plan (the "Incentive Plan"), you are entitled to vote all shares of restricted stock awarded to you under the Incentive Plan that are unvested as of December 29, 2003. The Incentive Plan Trustee will vote those shares of the Company common stock held in the Incentive Plan Trust in accordance with instructions it receives from you and the other stock award recipients.

     In order to direct the voting of Company common stock awarded to you under the Incentive Plan, you must complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope by February 11, 2004.

                                          Sincerely,


                                          /s/Thomas M. Petro
                                          -------------------------------------
                                          Thomas M. Petro
                                          President and Chief Executive Officer

Name:____________________
Shares:____________________


                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that First Bankers Trust Company, the Incentive Plan Trustee, is the holder of record and custodian of all unvested shares of Northeast Pennsylvania Financial Corp. (the "Company") common stock under the Northeast Pennsylvania Financial Corp. 1998 Stock-Based Incentive Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on February 19, 2004.

         You are to vote my shares as follows:

1. The election as directors of all nominees listed below (unless the "For All Except" box is marked and the instructions below are complied with).

     Barbara M. Ecker, George J. Hayden, Thomas L. Kennedy and Thomas M. Petro

                                                               FOR ALL
                  FOR            VOTE WITHHELD                 EXCEPT
                  ---            -------------                 -------

                  |_|                |_|                         |_|

INSTRUCTION: To withhold your vote for any one or more individual nominee, mark "FOR ALL EXCEPT" and write the name of the nominee you do not want to vote for on the line provided below.

--------------------------------------------------------------------------------

2.   The approval of the Northeast Pennsylvania Financial Corp. 2004 Stock Plan.

                  FOR             AGAINST                    ABSTAIN
                  ---             -------                    -------

                  |_|               |_|                       |_|

3. The ratification of the appointment of KPMG LLP as independent auditors of Northeast Pennsylvania Financial Corp. for the fiscal year ending September 30, 2004.

                  FOR             AGAINST                    ABSTAIN
                  ---             -------                    -------

                  |_|               |_|                       |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

         The Incentive Plan Trustee is hereby authorized to vote the unvested shares of restricted stock awarded to me in its trust capacity as indicated above.


______________________________________           _______________________________
               Date                                          Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than February 11, 2004.

                            First Federal Letterhead

Dear 401(k) Plan Participant:

     On behalf of the Board of Directors, I am forwarding you the attached vote authorization form for the purpose of conveying your voting instructions to the Bank of New York (the "Employer Stock Fund Trustee") on the proposals presented at the Annual Meeting of Stockholders of Northeast Pennsylvania Financial Corp. (the "Company") on February 19, 2004. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and the Company's Annual Report to Stockholders.

     As a participant in the First Federal Bank Employees' Savings & Profit Sharing Plan (the "401(k) Plan") investing in the Employer Stock Fund, you are entitled to direct the Employer Stock Fund Trustee as to the voting of Company common stock credited to your 401(k) Plan account. The Employer Stock Fund Trustee will vote these shares based on the instructions it receives by February 11, 2004. The Employer Stock Fund Trustee will vote all shares of Company common stock for which no directions are given or for which instructions are not timely received, as directed by the Plan Administrator.

     In order to direct the voting of the shares of Company common stock credited to your 401(k) Plan account, please complete and sign the attached vote authorization form and return it to Pat Purvis in Human Resources by February 11, 2004. A representative from First Federal Bank will tally the votes and provide the Employer Stock Fund Trustee with the results.

                                          Sincerely,



                                          /s/Thomas M. Petro
                                          -------------------------------------
                                          Thomas M. Petro
                                          President and Chief Executive Officer

Name:____________________
Shares:____________________


                             VOTE AUTHORIZATION FORM

     I understand that the Bank of New York, the Employer Stock Fund Trustee, is the holder of record and custodian of all shares of Northeast Pennsylvania Financial Corp. (the "Company") common stock credited to me under the First Federal Bank Employees' Savings & Profit Sharing Plan (the "401(k) Plan"). I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on February 19, 2004.

     You are to vote my shares as follows:

1. The election as directors of all nominees listed below (unless the "For All Except" box is marked and the instructions below are complied with).

     Barbara M. Ecker, George J. Hayden, Thomas L. Kennedy and Thomas M. Petro

                                                               FOR ALL
                  FOR            VOTE WITHHELD                 EXCEPT
                  ---            -------------                 -------

                  |_|                |_|                         |_|

INSTRUCTION: To withhold your vote for any one or more individual nominee, mark "FOR ALL EXCEPT" and write the name of the nominee you do not want to vote for on the line provided below.

--------------------------------------------------------------------------------

2.   The approval of the Northeast Pennsylvania Financial Corp. 2004 Stock Plan.

                  FOR             AGAINST                    ABSTAIN
                  ---             -------                    -------

                  |_|               |_|                       |_|


3. The ratification of the appointment of KPMG LLP as independent auditors of Northeast Pennsylvania Financial Corp. for the fiscal year ending September 30, 2002.

                  FOR             AGAINST                    ABSTAIN
                  ---             -------                    -------

                  |_|               |_|                       |_|


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

     The Employer Stock Fund Trustee is hereby authorized to vote the shares credited to me under the 401(k) Plan in its trust capacity as indicated above.


______________________________________         _________________________________
                Date                                       Signature

Please date, sign and return this form to Pat Purvis in the Human Resources Department no later than February 11, 2004.